UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number  811-05823

DOMINI SOCIAL INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

536 Broadway, 7th Floor, New York, New York 10012

(Address of Principal Executive Offices)

Amy Domini Thornton

Domini Social Investments LLC

536 Broadway, 7th Floor

New York, New York 10012

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-217-1100

Date of Fiscal Year End: July 31

Date of Reporting Period: July 31, 2007

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 follows.

ANNUAL REPORT 2007	July 31, 2007

DOMINI SOCIAL EQUITY FUND®

INVESTOR SHARES & CLASS R SHARES

DOMINI EUROPEAN SOCIAL EQUITY FUNDSM

INVESTOR SHARES

DOMINI PACASIA SOCIAL EQUITY FUNDSM

INVESTOR SHARES

DOMINI EUROPACIFIC SOCIAL EQUITY FUNDSM

INVESTOR SHARES

DOMINI SOCIAL BOND FUND®

INVESTOR SHARES

The Way You Invest Matters®

TABLE OF CONTENTS

2	Letter from the President

4	Domini News

5	The Way You Invest Matters: Climate Change

10	The Way You Invest Matters: Activism

Fund Performance and Holdings
12	Economic and Market Background
15	Domini Social Equity Fund
21	Domini European Social Equity Fund
28	Domini PacAsia Social Equity Fund
36	Domini EuroPacific Social Equity Fund
45	Domini Social Bond Fund

52	Expense Example

55	Financial Statements
Domini Social Equity Trust
Domini European Social Equity Trust
Domini PacAsia Social Equity Trust
Domini EuroPacific Social Equity Trust
Report of Independent Registered Public Accounting Firm

70	Financial Statements
Domini Social Equity Fund
Domini European Social Equity Fund
Domini PacAsia Social Equity Fund
Domini EuroPacific Social Equity Fund
Report of Independent Registered Public Accounting Firm

89	Financial Statements
Domini Social Bond Fund
Report of Independent Registered Public Accounting Firm

99	Board of Trustees’ Consideration of Management and Submanagement Agreements

105	Trustees and Officers

110	Proxy Voting Information

110	Quarterly Portfolio Schedule Information

THE WAY YOU INVEST MATTERS

LETTER FROM THE PRESIDENT

Dear Fellow Shareholders:

These have been twelve difficult months for many Americans, offering reasons for worry but also opportunities to make a difference. The Iraq war drags on, and even its supporters have become discouraged. Extreme weather conditions — including a tornado that touched down a mere six miles from our New York offices — highlight a climate crisis driven by our dependence on oil. The cost of filling our gas tanks has gone so high that people go into debt just to pay their bills. More and more families face foreclosure, in many cases because a deceptive financing company has sold them a mortgage they can’t afford.

Our highways are collapsing, just as the levees failed in Louisiana. Billions of dollars once invested in America’s infrastructure continue to pour into war, and into corporate welfare for pharmaceutical, agricultural, and weapons companies. Government functions have been transferred into corporate hands, often via no-bid contracts that prioritize private profit over public good.

So where do we see opportunities? Two recent trends show promise, and both connect directly to the work that you and I do as social investors.

First, some leading corporations are coming to realize their responsibility to people and the planet. Global warming presents an interesting example. Here in the U.S., some companies are far ahead of government, which has so far utterly failed to play its part. Several years back, when Domini began to talk to companies about climate change, it seemed unlikely that corporations — including many that don’t meet Domini’s investment standards — would lobby for regulation of carbon. But today many of them do. Social investors played a crucial role here, and in this report we highlight ways in which your investments matter in seeking solutions to climate change.

Second, strong global markets have in recent years been driven largely by developments beyond our borders. What baby boomers did for the 20th century American economy, the emerging economies are now doing for global growth and prosperity.

The widely touted “three billion new consumers” in emerging economies have created a huge new market for products and services that we in the West now take for granted: cell phones, potable water, transportation and energy systems. New technologies offer these countries a chance to develop faster, more efficiently, and with less environmental damage than we experienced in the West. Yet we find ourselves at a fork in the road, as these emerging populations grow so quickly that the future cannot come fast enough. They demand oil and coal, paper, timber, and weapons; they foul their waters with mercury and cover their exports with lead paint.

Our challenge, as social investors, is to emphasize the future while managing the present. Our role, internationally, is the same as it has been

THE WAY YOU INVEST MATTERS

in the U.S.: telling companies, through our investments, that they must behave responsibly toward the environment and communities that are the foundation of their prosperity.

We at Domini are proud of our decision to invest globally. Our funds now enable us to communicate your values of fairness and sustainability to companies around the world, and to make an impact on a global scale. Corporations need to know that there are investors who believe that responsibility to people and the planet matter just as much as rewards for executives and Wall Street. Together, we are perfectly positioned to deliver that crucial message.

Thank you, as always, for your decision to invest with us.

Very truly yours,

Amy Domini

amy@domini.com

KEEP IN TOUCH WITH DOMINI

If you’re a Domini shareholder, you receive a report like this twice each year. But your dollars are working for change all year long, and now there’s a great way to stay in touch. When you sign up for Domini Updates, here’s what you’ll get:

•	Our email newsletter Investing Matters, with convenient links to quarterly Social Impact Updates and fund commentaries.
•

Domini Action Alerts, giving you an opportunity to speak out on issues from child labor to global warming. (More than 400 people responded to our recent Action Alert asking the SEC to preserve ordinary investors’ right to file shareholder resolutions. We know our voices were heard, as the SEC cited Domini’s email in its resulting proposal.)

To get Domini Updates, visit www.domini.com and sign up on our home page.

We will not “spam” you or overwhelm you with emails, and we will never sell or rent your email address to anyone, for any reason. (Please visit our website for more information about our Privacy Policy.) And you can, of course, unsubscribe from Domini Updates at any time.

If you invest directly with Domini, you can also sign up for paperless E-Delivery of your statements and reports –– just log into your account and select E-Delivery from the “Account Maintenance” drop-down menu. If you invest through a financial advisor, brokerage firm, or employer-sponsored retirement plan, why not ask your advisor or plan sponsor how to receive your documents electronically? It can reduce your carbon footprint, save trees, and unclutter your life, all with just a few strokes of your keyboard!

THE WAY YOU INVEST MATTERS

DOMINI NEWS

Protecting Shareholders’ Voices: On behalf of our investors, Domini has filed or co-filed about 150 shareholder resolutions since 1994, and voted in favor of hundreds more — helping us convince companies to report greenhouse gas emissions, publish sustainability reports, disclose political contributions, prohibit discrimination against gay and lesbian employees, and more.

In late July, a sharply divided Securities and Exchange Commission proposed two rules governing the nomination of corporate directors. The SEC also raised questions that could eliminate or severely impair shareholders’ ability to file resolutions if they become the basis of a formal rule. In the run-up to the SEC’s July meeting, more than 400 people had responded to a Domini Action Alert in defense of shareholder rights. Their comments gained the attention of the SEC, which referred to them in a footnote to its proposal.

This important issue remains unresolved, and we continue to work with our colleagues around the world to protect these critical tools for corporate accountability. We encourage you to visit www.domini.com to sign up for email updates, including future Action Alerts on matters impacting corporate accountability and social investing.

Domini Votes for Change: A recent study published at www.fundvotes.com highlighted the wide gap in the use of proxy votes between “mainstream” and socially responsible mutual funds. Mainstream fund companies examined in the study voted for only 13% of the social and environmental proxy resolutions presented to them, including resolutions on global warming. Socially responsible fund families, as a group, voted for 83% of the resolutions on average, and Domini voted for 94% of them. Domini was one of four mutual fund managers rated “most activist” in the most recent assessment by The Corporate Library, a respected information source on corporate governance.

New International Funds Gain Assets: Just seven months after their launch, the Domini PacAsia Social Equity Trust and Domini EuroPacific Social Equity Trust have over $40 million in combined assets under management. These new funds empower shareholders to bring about social and environmental change on a global scale, drawing companies around the world into dialogue on such issues as global warming, sweatshop labor, and product safety.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

THE WAY YOU INVEST MATTERS

THE WAY YOU INVEST MATTERS: CLIMATE CHANGE

Climate change has become one of the pressing issues — perhaps the pressing issue — of our time.

With a clear scientific consensus about global warming and its human causes, research and discussion are focusing not on proving that climate change is occurring, but on understanding its consequences and developing ways to reverse it. These consequences are in the news virtually every day: from receding glaciers and melting polar ice to accelerating desertification, from changing crop patterns to the increasing severity of storms. Clearly, urgent action is needed.

The scale of the threat will require change at many levels of our society and economy. Certainly, government will have to take a leading role, through regulation, tax policy, and technology investment. Individual action, too, will be crucial. Changing light bulbs, riding bikes, using mass transit or fuel-efficient cars, eating locally grown foods, turning down the heat in the winter or the air conditioning in the summer — all of these, when done by enough of us, can have an impact.

Corporations must address this crisis too. Big companies decide, in large part, what kinds of products will be made available to us — and how they are manufactured, how the raw materials are mined or harvested, how they are transported to market, and how they reenter the waste stream.

Through their investments, millions of ordinary working people are the ultimate owners of the world’s corporations. On climate change, as on other important issues of sustainability and fairness, we use our investment decisions and our voice as owners to encourage companies to clean up after themselves, to innovate, to reduce emissions, and to create solutions. In this report, we look at some of the ways in which your investments are making a difference on climate change.

Domini’s Response

In addressing the climate crisis, Domini brings to bear all of the tools of the social investor — applying thoughtful investment standards, conducting in-depth company research, engaging in direct dialogue with the companies we own, speaking out for investors on public policy — in an effort to maximize our shareholders’ impact.

Our investment process begins with an in-house research team, which uses our Global Investment Standards to compile a list of eligible investments. Our subadvisors then use that list as the basis for selecting securities and constructing portfolios. (Details on Domini’s standards are available at www.domini.com.) Using a top-down/bottom-up approach, we evaluate how industries, specific business lines or “subindustries,” and finally individual companies contribute to climate change.

THE WAY YOU INVEST MATTERS

Within the energy sector, for instance, we tend to favor natural gas (a relatively cleaner “transitional” fuel) over oil (a major contributor to climate change) or nuclear power (which we exclude from our portfolios due to concerns about waste disposal and nuclear weapons proliferation). Of course, alternative energy sources like wind or solar are vastly preferable to any of those, and our investment standards lead us to seek out companies like the Japanese technology firm Kyocera, which has shown a commitment to solar energy.

Key factors for a climate change evaluation can include evaluation of greenhouse gas emission reduction strategies, energy efficiency, use of renewable energy, forestry or recycling practices, and development of products that empower consumers to reduce their carbon footprint. In the energy sector, for example, the Norwegian company Statoil has addressed climate change through carbon sequestration and the use of emissions trading, while the U.S. energy companies Unit and XTO Energy derive most of their revenue from natural gas production and distribution. Each of these companies meets our standards for investment. Meanwhile, many of the energy companies that are common in “mainstream” mutual funds — notably, much of “Big Oil” — are excluded from Domini portfolios.

When Domini analysts evaluate a company’s sustainability record, they need information. Because social investors like ourselves are asking questions, thousands of companies now produce reports on the long-term sustainability of their business activities. It’s a business truism that what gets reported gets measured, and what gets measured gets managed. Often, a company that agrees to report its carbon emissions begins trying to reduce the emission that they now have to report.

This impact continues when we engage companies directly. In 2006, working with the Carbon Disclosure Project, we wrote to more than 200 U.S. and European companies asking them to disclose their greenhouse gas emissions and climate change policies. Domini’s efforts over the years have been credited with significant improvements in the responsiveness of U.S. companies to this global survey. After we filed shareholder resolutions and engaged them in dialogue, three oil and gas producers held by the Domini Social Equity Fund — Apache, Anadarko, and Devon Energy — agreed to begin public reporting about their response to climate change. Working together with other social investors, public and private pension funds, and environmental organizations, we have seen concrete change in corporate behavior taking place.

Domini has taken a lead role in pressing companies to adopt more sustainable forestry policies, as part of our overall approach to climate change. Kimberly-Clark — the manufacturer of Kleenex — recently agreed to publicly state a preference for wood fiber certified by the Forest Stewardship Council (FSC) after two years of dialogue with Domini. This signal to the marketplace, from the world’s largest tissue manufacturer, should reduce demand for wood from endangered forests, and increase demand for responsibly harvested wood. The implications for climate change are enormous.

6	The Way You Invest Matters: Climate Change

THE WAY YOU INVEST MATTERS

The climate crisis has no quick and easy solutions. Facing this challenge will require that thousands of corporations worldwide begin placing sustainability at the forefront of their business decisions. On your behalf, Domini is sending companies this message.

Focus on: Transportation

While climate change is an issue that we look at across all industries, for some it plays more of a key role than for others. Transportation, for instance, is one of the three largest contributors to global warming, accounting for more than 13% of the total impact. But within this industry, some subindustries have greater impact than others, and each has its particular set of challenges.

Because fuel is an important component of transportation costs, we believe that more energy-efficient companies are well positioned to both reduce carbon emissions and maximize their profitability.

Certain modes of transportation are preferable to others in terms of their impact on the climate. Shipping by sea and rail tends to be the most fuel-efficient means of transporting goods, while air freight and long-haul trucking are much more carbon-intensive. For long-haul people-moving, there are few practical alternatives to air travel, despite its substantial negative impact on global warming, but we look closely at the business models of airline companies to see which ones are trying to minimize their impact. In local and regional transportation, public transportation by rail or bus is generally preferable. Travel by car, meanwhile, is often the least fuel-efficient method of moving people.

Within this sector, the overall shape of Fund portfolios often reflects these preferences. In addition, within each sub-industry, we seek to identify companies that are developing innovative, efficient solutions to the industry’s pressing challenges. Here are some examples:

Public Transportation

Based in the U.K., Arriva provides bus and train service in nine European countries. The company reports that it reduces its environmental impact by using a range of fuels, including ultra-low-sulfur diesel and compressed natural gas, and is conducting trials of vegetable-oil fuel in its German rail operations. In March 2007, the company introduced what the company says is the world’s first hybrid double-decker bus in London. Arriva says that all its new buses comply with the latest environmental requirements, and that older buses have been retrofitted with cleaner engines.

Central Japan Railway owns and operates a high-speed train that links the cities of the “Tokaido” region — Tokyo, Nagoya, and Osaka — and provides conventional rail service. Japan’s Minister of Environment has reportedly praised the company’s aggressive introduction of energy-efficient railroad cars. According to the company, a cogeneration system at the company’s JR Central Towers facility uses exhaust heat from power

The Way You Invest Matters: Climate Change	7

THE WAY YOU INVEST MATTERS

generation to improve energy efficiency and reduce CO2 emissions. Solar panels generate electricity at its Kyoto station and its research facility in Komaki.

Airlines

Although it is hard to envision real progress in reducing the greenhouse gas effects of the airline industry, Air France stands out for its fuel efficiency initiatives. The company says it increases fuel efficiency by reducing the weight of onboard equipment, operating with optimally clean engines, and replacing some training flights with flight simulators. The Air France fleet is also younger than the industry average. By replacing Boeing 747s with newer 777-300s, the company reports that low-altitude hydrocarbon emissions are cut by 35%, carbon monoxide by 12%, and nitrogen oxides by 8%. Air France has spoken out for a worldwide system of emissions trading, and believes that mobile sources like aircraft should be added to the European Union’s emissions trading system.

Automobiles

Although automobiles are a significant contributor to global warming, Fiat’s fleet is reportedly one of the most fuel-efficient in Europe. Fiat’s research effort, which by 2005, according to the company, included nearly 900 employees focusing exclusively on issues of energy, environment, and sustainability, has developed prototype hybrid and fuel-cell engines, and is developing a prototype hydrogen-fueled car. Fiat manufactures cars that run on bioethanol for use in Brazil, and its Panda Natural Power car runs on compressed natural gas.

By introducing high-efficiency hybrid versions of its most popular cars, like the Civic, the Japanese automaker Honda Motor has reportedly gained 31% of the world market share for hybrid vehicles. The company has announced that it will sell advanced diesel cars to meet California’s new emissions standards, and (like Fiat) bioethanol vehicles for the Brazilian market. Honda developed and has started to sell a next- generation fuel-cell car, which emits only water.

Delivery Services

United Parcel Service reported as of December 2006 that it operated a fleet of more than 10,000 low-emission and alternative-fuel vehicles worldwide. It measures its U.S. fuel consumption in terms of gallons used per package delivered, and operates one of the largest private fleets in the country to run on compressed natural gas. The company says that its flight planning system saved nearly $1 million in fuel each month in 2005.

Through its Driving Clean program, the Dutch delivery service TNT seeks to reduce the environmental impact of its fleet of vehicles. In addition to working with the Dutch government to retrofit vehicles with diesel particulate filters, the company is investing in technology that complies with Euro 5, an environmental standard that becomes compulsory in

8	The Way You Invest Matters: Climate Change

THE WAY YOU INVEST MATTERS

November 2009. The company says it has built six filling stations that supply an additive called AdBlue, which reduces nitrogen oxides from exhaust, and in 2006 it bought 165 trucks that meet the Euro 5 standard. TNT reports that it is investigating the use of hybrid vehicles in Australia and Turkey, uses compressed natural gas in Berlin, and runs about 53 vehicles in Amsterdam on canola oil. In December 2006, it reportedly introduced a high-performance 7.5-metric-ton zero emission electric vehicle for use in London.

Unlike other mutual funds, the Domini Social Equity Fund, Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini EuroPacific Social Equity Fund seek to achieve their investment objectives by investing all of their investable assets, respectively, in separate portfolios with identical investment objectives called the Domini Social Equity Trust (DSET), Domini European Social Equity Trust (DESET), Domini PacAsia Social Equity Trust (DASET), and Domini EuroPacific Social Equity Trust (DUSET). References to each Domini Fund include the applicable Domini Trust, unless the context otherwise requires.

The holdings discussed above can be found in the portfolios of the Domini Funds, included herein. The composition of the Funds’ portfolios is subject to change.

As of July 31, 2007, the companies discussed above were held in the portfolios of the following Domini Funds: Anadarko, Apache, Devon Energy, Kimberly-Clark, Unit, UPS, and XTO Energy were held by the Domini Social Equity Fund. Air France, Arriva, Fiat, Statoil, and TNT were held by the Domini European Social Equity Fund. Central Japan Railway, Honda Motor, and Kyocera were held by the Domini PacAsia Social Equity Fund. Air France, Central Japan Railway, Fiat, Honda Motor, Kyocera, Statoil, and TNT were held by the Domini EuroPacific Social Equity Fund.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock of any of the companies noted, or a recommendation concerning the merits of any of these companies as an investment.

The Way You Invest Matters: Climate Change	9

THE WAY YOU INVEST MATTERS

THE WAY YOU INVEST MATTERS: ACTIVISM

As a Domini shareholder, you make a difference in the world. By applying social and environmental standards to our holdings, Domini and its shareholders create accountability, encourage transparency, spur demand for more information, and reshape the way the world thinks about corporations and their role in our lives. By engaging in dialogue with the companies we invest in, filing shareholder resolutions, and actively voting our proxies, we make our voices heard on a wide range of issues. By investing in underserved communities, we enable people to buy homes, start businesses, and revitalize their neighborhoods, an important part of building a more fair and sustainable economy.

Here are a few recent highlights of Domini’s shareholder activism, which each year includes meetings with dozens of companies on a wide range of important issues. (For more information, visit our website, www.domini.com.)

Rights for Coffee Farmers: Over the past year, we expressed our strong concerns to Starbucks officials about their dispute with the government of Ethiopia over ownership of the names of its prime coffee-growing regions, culminating in a detailed letter to the CEO. We also helped enable representatives of Oxfam and Ethiopian coffee farmers to ask questions at the company’s annual meeting. In June, the company reversed its position, and signed a historic agreement acknowledging Ethiopian rights to these names, which should help Ethiopian farmers more effectively market their coffees, and ultimately capture their fair share of the profits. By participating in this engagement, we contributed to an important achievement for Ethiopian farmers by creating a more sustainable business model for this highly sought-after commodity.

Gender Diversity in Japan: Domini’s proxy voting guidelines require that when a company has an all-male board, we vote against the entire slate of directors. Among the 46 Japanese companies that we held, we voted against the board slate of all but one: Sony, which has one woman on its board.

A First in Europe: Domini filed its first shareholder resolution in Europe, with the British transportation company FirstGroup, on behalf of the Domini European Social Equity Fund and the Domini EuroPacific Social Equity Fund. The proposal, which addresses allegations of anti-union activity at a U.S. school bus subsidiary, was co-filed with labor unions and more than 140 FirstGroup employees. Domini’s participation was critical in allowing the unions to meet onerous British filing requirements. Our engagement with the company included a meeting with senior executives, including the CEO and chairman, in London.

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FUND PERFORMANCE AND HOLDINGS

ECONOMIC AND MARKET BACKGROUND

United States Markets Financial markets in the U.S. were generally strong for the year ended July 31, 2007. The S&P 500 Index returned 16.13% and the bond market (as measured by the Lehman Brothers Intermediate Aggregate Index, or LBIA) returned 5.50%.

Stock market performance for the period was driven by corporate earnings and resilient consumer spending, sustained by reasonably strong employment. The Dow Jones Industrial Average passed 14,000 for the first time in mid-July –– but the end of the month saw a sharp downturn caused by the crisis in the subprime mortgage market, a slowdown in housing, and a global tightening of credit.

American workers have now experienced five years of economic growth without a sustained increase in wages. American consumers are also being squeezed by increases in their fixed costs –– including higher interest rates on their credit card and mortgage debt, and increased food, fuel, and healthcare costs.

The residential real estate market has cooled markedly over the past year. One result is the recent meltdown of the subprime mortgage market. Though subprime lending –– home loans to borrowers who don’t qualify for standard mortgages –– can make it possible for lower-income people to purchase their own homes, it is vulnerable to abusive “predatory lending” practices. The recent softening of the housing market, coinciding with the expiration of low “promotional” interest rates, has made it much more difficult for borderline borrowers to make ends meet, and foreclosure rates have risen sharply. Because many of these mortgages are “packaged” by Wall Street into mortgage-backed bonds, this development presents significant challenges for the bond market, and triggered the stock market’s late-July downturn, which continued beyond the end of the period.

The Federal Reserve, seeking to balance its goals of inflation control and economic growth, held the Fed funds rate steady at 5.25% through July 2007 (although market turmoil caused the Fed to lower its overnight discount rate in August). High oil and food prices continued to present a risk of inflation.

European Markets The European stock market had strong returns for the year ended July 31, 2007. In local currency terms, the MSCI Europe Index returned 19.56% for the year. Viewed in U.S. dollar terms, the MSCI Europe Index produced a total return of 28.27%, as the dollar continued to weaken against the euro and other currencies.

Underlying Europe’s strong markets for the year was accelerating economic growth. The German economy, the largest in Europe, grew

12

almost 3% in 2006, the fastest rate since 2000, and grew at a rate of more than 3% in early 2007, despite the impact of an increase to the value added tax. Consumer confidence has rebounded and unemployment has fallen, although many of the new jobs created in the past year have been temporary and lower paid.

The election in May of Nicolas Sarkozy to the French presidency reflects a view that change is needed in order to improve France’s economic performance, which has lagged that of Germany and the U.K. In June, Prime Minister Tony Blair was succeeded by Gordon Brown, the former Chancellor of the Exchequer. As chief economic policy maker in Blair’s cabinet, Brown held office during a period of low inflation, low interest rates, and low unemployment.

Economic indicators in the euro zone continue to be generally positive. Business confidence has remained high, while consumer confidence has weakened only slightly. Although June’s inflation rate was 1.9%, within the European Central Bank’s definition of price stability, the bank increased short-term interest rates for the second time in 2007, from 3.75% to 4.00%.

Asian Markets Asia-Pacific stock markets had strong returns for the period since the inception of the Domini PacAsia Social Equity Fund and Domini EuroPacific Social Equity Fund. For the period from December 27, 2006, through July 31, 2007, the MSCI All Country Asia Pacific Index returned 11.12% in local currency terms. Viewed in U.S. dollar terms, the index produced a total return of 13.69%.

Although Asian banks and major investors in Asia have little direct exposure to the U.S. market in subprime mortgages, analysts expressed concern that Asian markets could be hurt by the indirect effects of the crisis, such as a falling U.S. dollar or decreased U.S. demand for Asian products.

Japan, the region’s largest market, continues to enjoy its longest economic recovery since World War II, with the economy reportedly growing at a strong annual rate of 3.3% as of the first quarter of 2007. Surveys of manufacturers show that business confidence remains high as exporters benefit from the weak yen, which makes Japanese exports more competitive, and from strong demand in Asian markets.

One of the best-performing markets in the region in 2007 was China, fueled by a rapidly expanding economy that many believe may be overheating. Meanwhile, social and environmental concerns in China were widely reported, including severe air pollution, slave labor at Chinese mines and brick factories, and issues of product and food safety among Chinese exports.

Domini believes that concerned investors should –– without loosening their social and environmental standards –– seek out forward-looking

Economic and Market Background 13

companies in China, stimulate dialogue about fair and sustainable business practices, and press companies whenever possible to improve their social and environmental performance. For our part, Domini will continue to encourage U.S. companies with business ties to China to use their influence to improve conditions.

14 Economic and Market Background

DOMINI SOCIAL EQUITY FUND

PERFORMANCE COMMENTARY

For the year ended July 31, 2007, the Domini Social Equity Fund Investor Shares (the “Fund”) returned 15.11%, underperforming the Standard & Poor’s 500 Index (S&P 500) return by 1.02%.

During the four months ended November 29, 2006, the Fund was managed as an index fund. In this period, the Fund’s performance was helped by its underweighting to the energy sector, which underperformed as oil and gas prices declined, and its overweighting to the information technology sector. Stocks that helped performance included Microsoft and Cisco Systems. In the same four-month period, the Fund’s performance was hurt by an overweighting in the consumer staples sector and by stock selection within the financials sector.

On November 30, 2006, the Fund transitioned to an active investment strategy, and Wellington Management Company became the Fund’s submanager.

During the eight months following this transition, the Fund was hurt by its underweighting to the energy sector and its overweighting to the financials sector. The big three oil companies, which do not meet Domini’s sustainability standards for Fund investment, performed well, in part due to high oil prices during the period. However, these negative effects of sector allocation were largely offset by positive effects in other sectors.

The Fund’s active investment process is designed to highlight stock selection as a primary factor driving the Fund’s performance relative to its benchmark. During this eight-month period, the Fund was helped by its investments in two industrial companies that manufacture diesel engines: Navistar (which also makes trucks and school buses) and Cummins. Cummins’ share price nearly doubled during this period, as its earnings exceeded analysts’ expectations.

The Fund was hurt by its positions in several technology stocks. Lexmark International stock declined more than 40% during the eight months since the Fund’s transition, due to weakness in its inkjet printing business. The stock of semiconductor manufacturer Micron Technology, which like Lexmark is no longer held by the Fund, declined about 20%, in part due to declining prices caused by an oversupply of memory chips. Apple Computer’s stock rose more than 40%, driven by strong sales of Macintosh computers and iPod music players, and by market expectations for the new iPhone. However, the percentage of Apple stock in the Fund’s portfolio was less than its percentage in the S&P 500 Index.

The Domini Social Equity Fund invests in the Domini Social Equity Trust. The table and bar chart below provide information as of July 31, 2007, about the ten largest holdings of the Domini Social Equity Trust and its portfolio holdings by industry sector:

TEN LARGEST HOLDINGS

COMPANY	% NET ASSETS
Intl Business Machines Corp	3.79%
Verizon Communications Inc	3.46%
JP Morgan Chase & Co.	3.40%
Citigroup Inc	3.25%
Hewlett-Packard Company	3.23%
Merck & Co. Inc.	3.16%
Bank of America Corporation	2.94%
Johnson & Johnson	2.63%
Goldman Sachs Group Inc	2.62%
Microsoft Corp	2.41%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

*	Other reflects Repurchase Agreements and Other Assets, less liabilities.
______________

The holdings mentioned above are described in the Domini Social Equity Trust’s Portfolio of Investments at July 31, 2007, included herein. The composition of the Trust’s portfolio is subject to change.

16	Domini Social Equity Fund –– Performance Commentary

AVERAGE ANNUAL TOTAL RETURNS

		Domini Social Equity Fund Investor Shares (DSEFX)		Domini Social Equity Fund Class R Shares (DSFRX)		S&P 500
As of	1 Year	20.77%		21.20%		20.59%
6-30-07	5 Year	9.03%		9.27%		10.70%
	10 Year	6.27%		6.39%		7.13%
	Since Inception	10.11	%(1)	10.21	%(2)	10.93	%(1)
As of	1 Year	15.11%		15.43%		16.13%
7-31-07	5 Year	9.71%		9.95%		11.81%
	10 Year	4.88%		5.00%		5.98%
	Since Inception	9.76	%(1)	9.83	%(2)	10.66	%(1)

COMPARISON OF $10,000 INVESTMENT IN THE

DOMINI SOCIAL EQUITY FUND INVESTOR SHARES AND S&P 500

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 60 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived. The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses were estimated to total 1.19% of net assets. Until November 30, 2007, Domini has contractually agreed to waive fees and reimburse expenses to limit the Fund’s expenses, on a per annum basis, to 1.15% of net assets.

______________
(1)	Since June 3, 1991.
(2)

Performance for the Class R shares includes the performance of the Investor shares for periods prior to the offering of Class R shares. This performance has not been adjusted to take into account the lower expenses applicable to Class R shares.

This material must be preceded or accompanied by the Fund’s current prospectus. DSIL Investment Services LLC, Distributor. 09/07

Domini Social Equity Fund –– Performance Commentary	17

DOMINI SOCIAL EQUITY TRUST

PORTFOLIO OF INVESTMENTS

JULY 31, 2007

SECURITY	SHARES	VALUE
Common Stocks – 99.5%
Consumer Discretionary – 10.2%
Amazon.com, Inc.	41,000	$3,220,140
AutoZone Inc. (a)	54,047	6,853,700
Best Buy Co., Inc.	858	38,258
Big Lots, Inc. (a)	231,100	5,976,246
Bright Horizons Family Solutions, Inc. (a)	443	17,188
CBS Corporation, Class B	699,300	22,181,796
Coach Inc. (a)	176,500	8,023,690
Comcast Corporation, Class A (a)	6,750	177,323
Cooper Tire & Rubber	172,000	3,954,280
Disney (Walt) Company (The)	285,937	9,435,921
Family Dollar Stores Inc.	986	29,205
Gap Inc.	2,187	37,616
Home Depot, Inc. (The)	3,344	124,296
Horton, (D.R.), Inc.	1,975	32,232
Interface Inc., Class A	1,268	23,369
J.C. Penney Company Inc.	111,417	7,580,813
Johnson Controls Inc.	818	92,557
Limited Brands	868	20,962
Lowe’s Companies, Inc	2,686	75,235
Mattel Inc.	642,100	14,710,511
McDonald’s Corporation	413,974	19,816,935
McGraw-Hill Companies	1,512	91,476
Meredith Corporation	623	35,193
NIKE Inc., Class B	2,388	134,803
Nordstrom, Inc.	595	28,310
Pulte Homes, Inc.	1,594	30,828
Radio One, Inc. (a)	2,279	13,948
RadioShack Corporation	130,200	3,271,926
Scholastic Corporation (a)	722	23,234
Staples, Inc.	1,858	42,771
Starbucks Corporation (a)	2,378	63,445
Target Corporation	1,736	105,150
Time Warner, Inc.	171,076	3,294,924
Washington Post Company, Class B	95	75,121
Wendy’s International, Inc.	1,823	63,860
Whirlpool Corporation	222,063	22,674,853
		132,372,115
Consumer Staples – 7.4%
Avon Products, Inc.	1,706	$61,433
Church & Dwight Co., Inc.	70,785	3,472,712
Coca Cola Company	349,484	18,211,611
Colgate-Palmolive Company	1,796	118,536
CVS Caremark Corporation	1,905	67,037
Estee Lauder Companies, Inc., Class A	457,149	20,580,848
General Mills Inc.	137,400	7,642,188
Green Mountain Coffee, Inc. (a)	966	28,642
Hershey Company (The)	1,736	80,030
J.M. Smucker Company (The), New Common	181,941	10,154,127
Kimberly-Clark Corporation	1,456	97,945
Kroger Company	697,377	18,103,907
PepsiCo, Inc.	4,153	272,520
Procter & Gamble Company	62,301	3,853,940
SunOpta Inc. (a)	2,500	28,175
Supervalu Inc.	326,300	13,596,921
United Natural Foods, Inc. (a)	732	19,932
Walgreen Company	1,964	86,770
Wild Oats Markets, Inc. (a)	1,259	20,270
		96,497,544
Energy – 6.8%
Anadarko Petroleum Corporation	4,618	232,424
Apache Corporation	66,462	5,366,807
Devon Energy Corporation	3,970	296,202
ENSCO International, Inc.	131,300	8,018,491
EOG Resources, Inc	3,008	210,861
Metretek Technologies, Inc. (a)	1,700	23,885
National Oilwell Varco Inc.	33,800	4,059,718
Noble Corporation	47,100	4,825,866
Noble Energy, Inc.	90,200	5,514,828
Tidewater Inc.	316,600	21,661,772
Unit Corporation (a)	424,800	23,389,487
XTO Energy Inc.	266,916	14,554,929
		88,155,270

DOMINI SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

SECURITY	SHARES	VALUE
Financials – 24.2%
Allstate Corporation	240,200	$12,766,630
American Express Company	3,876	226,901
Assurant, Inc.	112,700	5,716,144
Bank of America Corporation	804,000	38,125,680
Chubb Corporation	191,666	9,661,883
CIT Group, Inc.	258,400	10,640,912
Citigroup, Inc.	903,200	42,062,024
Fannie Mae	242,416	14,506,173
FirstFed Financial Corp. (a)	142,600	6,445,520
Freddie Mac	2,222	127,254
Goldman Sachs Group, Inc. (The)	180,300	33,957,702
Hartford Financial Services Group (The)	226,038	20,766,111
Heartland Financial USA, Inc.	498	8,487
Lehman Brothers Holdings Inc.	46,200	2,864,400
Medallion Financial Corporation	1,275	14,650
Morgan (J.P.) Chase & Co.	1,001,530	44,077,335
Nationwide Financial Services, Inc., Class A	224,600	12,781,986
Popular Inc.	4,111	54,224
Prudential Financial, Inc	204,100	18,089,383
SunTrust Banks, Inc.	156,426	12,248,156
Travelers Companies, Inc. (The)	482,652	24,509,069
U.S. Bancorp	5,163	154,632
Wachovia Corporation	68,783	3,247,245
Washington Mutual, Inc.	4,331	162,542
Wells Fargo & Company	6,826	230,514
		313,445,557
Health Care – 12.9%
Amgen, Inc. (a).	150,766	8,102,165
Baxter International, Inc.	301,422	15,854,797
Becton Dickinson & Company	2,202	168,145
Conceptus, Inc. (a)	1,100	17,820
Express Scripts, Inc. (a)	125,200	6,276,276
Forest Laboratories, Inc. (a)	233,000	9,366,600
Genentech, Inc. (a)	1,600	119,008
Gilead Sciences, Inc. (a)	155,210	5,778,468
Invacare Corporation	1,260	25,893
Johnson & Johnson	563,424	$34,087,152
Kinetic Concepts, Inc. (a)	144,500	8,883,860
Medtronic, Inc.	3,455	175,065
Merck & Co., Inc.	823,602	40,891,839
Watson Pharmaceuticals, Inc. (a)	384,300	11,690,406
Zimmer Holdings, Inc. (a)	335,843	26,115,152
		167,552,646
Industrials – 7.1%
3M Company	2,664	236,883
Baldor Electric Company	1,190	54,312
Brady Corporation, Class A	654	22,883
Cooper Industries, Ltd., Class A	2,386	126,267
Cummins Inc.	182,232	21,630,937
Deere & Company	70,100	8,441,442
Deluxe Corporation	265,200	10,013,952
Donnelley (R.R.) & Sons Company	2,118	89,507
Emerson Electric Company	4,408	207,485
Evergreen Solar, Inc. (a)	1,700	14,161
Fuel Tech, Inc. (a)	700	19,579
FuelCell Energy, Inc. (a)	2,600	19,136
Granite Construction Incorporated	737	47,898
Herman Miller, Inc.	896	27,355
Illinois Tool Works, Inc.	2,800	154,140
JetBlue Airways Corporation (a)	2,293	22,586
Kadant Inc. (a) .	627	16,898
Monster Worldwide, Inc. (a)	835	32,473
Navistar International Corporation (a)	134,900	8,498,700
PACCAR Inc.	206,900	16,928,558
Pitney Bowes, Inc.	1,457	67,168
Ryder System, Inc.	154,684	8,410,169
Southwest Airlines Co.	3,478	54,465
Tennant Company	1,296	49,961
Trex Company, Inc. (a)	888	14,830
United Parcel Service, Inc., Class B	1,873	141,824
YRC Worldwide Inc. (a)	506,579	16,271,317
		91,614,886
Information Technology – 17.6%
Apple Inc. (a)	1,312	172,869
Applied Materials, Inc.	301,000	6,634,040
Arrow Electronics, Inc.	146,900	5,614,518

DOMINI SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

SECURITY	SHARES	VALUE
Information Technology (Continued)
Cisco Systems, Inc. (a)	8,816	$254,871
Convergys Corporation (a)	218,300	4,158,615
Dell Inc. (a)	301,684	8,438,101
eBay Inc. (a)	2,176	70,502
Electronic Data Systems Corporation	980,900	26,474,491
Google Inc., Class A (a)	300	153,000
Hewlett-Packard Company	908,347	41,811,212
Intel Corporation	10,039	237,121
International Business Machines Corporation	444,500	49,183,925
Itron, Inc. (a)	445	35,346
Jabil Circuit, Inc.	1,500	33,796
Juniper Networks, Inc. (a)	1,900	56,924
LAM Research Corporation (a)	338,900	19,601,976
MEMC Electronic Materials, Inc. (a)	129,700	7,953,204
Microsoft Corporation	1,076,952	31,220,838
Motorola, Inc.	5,000	84,950
Power Integrations, Inc. (a)	600	15,901
QUALCOMM, Inc.	3,434	143,026
SunPower Corporation, Class A (a)	400	28,213
Symantec Corporation (a)	425,846	8,176,243
Texas Instruments, Inc.	3,628	127,669
Western Digital Corporation (a)	526,800	11,247,180
Xerox Corporation (a)	375,198	6,550,957
		228,479,488
Materials – 2.1%
Airgas, Inc.	1,159	54,125
Ecolab, Inc.	1,757	73,987
International Paper Company	3,000	111,210
Lubrizol Corporation	88,200	5,526,612
MeadWestvaco Corporation	2,666	86,752
Nucor Corporation	189,116	9,493,623
Rock-Tenn Company, Class A	592	18,187
Rohm and Haas Company	1,510	85,345
Schnitzer Steel IndustriesInc., Class A	1,269	68,767
Sonoco Products Company	1,260	46,204
United States Steel Corporation	115,300	11,332,837
		26,897,649
Telecommunication Services – 6.7%
AT&T Inc.	747,904	29,287,921
CenturyTel, Inc.	271,200	12,439,944
Sprint Nextel Corp.	5,159	105,914
Verizon Communications Inc.	1,053,538	44,901,789
		86,735,568
Utilities – 4.5%
Atmos Energy Corporation	130,000	3,649,100
CenterPoint Energy, Inc.	936,700	15,436,816
Energen Corporation	435,247	23,028,919
ONEOK, Inc.	187,100	9,495,325
Pepco Holdings, Inc.	250,200	6,772,914
WGL Holdings	8,577	256,795
		58,639,869
Total Common Stocks
(Cost $1,180,493,385)		1,290,390,592
Repurchase Agreements – 0.4%
State Street Bank & Trust, dated 7/31/07, 3.52% due 8/1/07, maturity amount $4,790,465 (collateralized by U.S. Government Agency Mortgage Securities, Fannie Mae, 5.45%, 10/18/2021, market value $4,886,869)	4,789,996	4,789,996
Total Repurchase Agreements
(Cost $4,789,996)		4,789,996
Total Investments — 99.9%
(Cost $1,185,283,381) (b)		1,295,180,588
Other Assets, less liabilities — 0.1%		889,974
Net Assets — 100.0%		$1,296,070,562
______________
(a)	Non-income producing security.
(b)

The aggregate cost for federal income tax purposes is $1,229,563,689. The aggregrate gross unrealized appreciation is $103,861,105 and the aggregate gross unrealized depreciation is $38,244,206, resulting in net unrealized appreciation of $65,616,899.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI EUROPEAN SOCIAL EQUITY FUND

PERFORMANCE COMMENTARY

For the year ended July 31, 2007, the Domini European Social Equity Fund (the “Fund”) returned 26.49%, underperforming the Morgan Stanley Capital International Europe Index (MSCI Europe) by 1.78%.

The Fund’s performance relative to its benchmark was hurt by its position in the Irish fruit and produce distributor Fyffes. The company’s share price declined in the second quarter after it failed to meet analysts’ earnings expectations, which it attributed in part to an increase in fuel prices. The Fund was also hurt by its position in the French pharmaceutical company Sanofi-Aventis.

The Fund’s position in the Italian automaker Fiat was a positive contributor to returns, as its stock price doubled during the year. (See our discussion of Fiat in “The Way You Invest Matters: Global Warming.”) The exclusion of the integrated oil company BP also contributed to the Fund’s relative performance, as BP’s stock performance was essentially flat in a year when the market was rising sharply. The company, which does not meet Domini’s investment standards, has suffered setbacks including the departure of its CEO and maintenance problems at its facility in Prudhoe Bay, Alaska.

The Fund was helped by its positions in the British company Aggreko, which rents power generators, and the Swedish bus and truck manufacturer Scania, which claims to be the world’s only supplier of ethanol-powered commercial vehicles. The Fund was also helped by its avoidance of the British pharmaceutical company AstraZeneca, which does not meet our investment standards.

The Domini European Social Equity Fund invests in the Domini European Social Equity Trust. The table and bar chart below provide information as of July 31, 2007, about the ten largest holdings of the Domini European Social Equity Trust and its portfolio holdings by industry sector and by country:

TEN LARGEST HOLDINGS

COMPANY	% NET ASSETS
Vivendi SA	3.02%
Swiss Re-Reg	2.92%
Sanofi-Aventis	2.78%
Fiat SPA	2.65%
Royal Bank of Scotland Group	2.64%
Statoil ASA	2.64%
UniCredito Italiano SPA	2.23%
Muenchener Rueckver AG-Reg	2.21%
Allianz SE-Reg	2.12%
National Grid PLC	2.04%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

*    Other reflects Repurchase Agreements and Other Assets, less liabilities.

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS)

*    Other reflects Turkey, Poland, Portugal, Repurchase Agreements, and Other Assets, less liabilities.

______________
The holdings mentioned above are described in the Domini European Social Equity Trust’s Portfolio of Investments at July 31, 2007, included herein. The composition of the Trust’s portfolio is subject to change.

22	Domini European Social Equity Fund — Performance Commentary

AVERAGE ANNUAL TOTAL RETURNS

		Domini European Social Equity Fund (DEUFX)	MSCI Europe
As of 6-30-07	1 Year	33.06%	33.07%
	Since Inception	33.03%(1)	28.84%(1)
As of 7-31-07	1 Year	26.49%	28.27%
	Since Inception	28.60%(1)	25.85%(1)

COMPARISON OF $10,000 INVESTMENT IN THE

DOMINI EUROPEAN SOCIAL EQUITY FUND AND MSCI EUROPE

Past performance is no guarantee of future results. the fund’s returns quoted above represent past performance after all expenses. economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. current performance may be lower or higher than the performance data quoted. for performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. a 2.00% redemption fee is charged on sales or exchanges of shares made less than 60 days after the settlement of purchase or acquisition through exchange, with certain exceptions. performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini European Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses were estimated to total 1.88% of net assets. Until November 30, 2007, Domini has contractually agreed to waive fees and reimburse expenses to limit the Fund’s expenses, on a per annum basis, to 1.60% of net assets.

The Morgan Stanley Capital International Europe Index (MSCI Europe) is an unmanaged index of common stocks. Investors cannot invest directly in the MSCI Europe.

______________

(1) Since October 3, 2005.

This material must be preceded or accompanied by the Fund’s current prospectus. DSIL Investment Services LLC, Distributor. 09/07

Domini European Social Equity Fund — Performance Commentary	23

DOMINI EUROPEAN SOCIAL EQUITY TRUST

PORTFOLIO OF INVESTMENTS

JULY 31, 2007

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Common Stocks – 98.8%
Austria – 2.5%
Immoeast AG (a)	Real Estate	62,915	$817,378
Immofinanz AG (a)	Real Estate	107,410	1,350,676
OMV AG	Energy	2,399	149,123
Voestalpine AG	Materials	11,768	979,526
			3,296,703
Belgium – 3.9%
Belgacom SA	Telecommunication Services	48,604	1,968,715
Fortis	Diversified Financials	41,009	1,617,109
Omega Pharma SA	Health Care Equipment & Services	19,098	1,638,734
			5,224,558
Denmark – 2.4%
Dampskibsselskabet Torm	Energy	45,252	1,803,004
Danske Bank A/S	Banks	7,856	331,022
H. Lundbeck A/S	Pharma, Biotech & Life Sciences	5,300	136,396
Sydbank A/S	Banks	18,800	954,824
			3,225,246
Finland – 5.0%
Elisa OYJ – A Shares	Telecommunication Services	14,545	411,374
Kesko OYJ – B Shares	Food & Staples Retailing	27,708	1,468,107
Metso OYJ	Capital Goods	7,144	452,425
Orion OYJ	Pharma, Biotech & Life Sciences	73,462	1,925,050
Outokumpu OYJ	Materials	21,597	669,260
Rautaruukki OYJ	Materials	26,846	1,759,840
			6,686,056
France – 14.4%
Air France – KLM	Transportation	33,873	1,525,426
BNP Paribas	Banks	23,573	2,592,584
Credit Agricole SA	Banks	18,360	701,883
France Telecom SA	Telecommunication Services	94,621	2,545,099
Lafarge SA	Materials	1,395	236,411
Michelin (CDGE) – B	Automobiles & Components	5,884	777,256
Sanofi – Aventis	Pharma, Biotech & Life Sciences	44,329	3,714,994
Societe Generale	Banks	8,920	1,533,942
Ste Des Ciments Francais – A	Materials	3,576	813,204
Valeo	Automobiles & Components	13,920	714,038
Vivendi SA	Media	94,767	4,027,413
			19,182,250
Germany – 11.7%
Allianz SE – Reg	Insurance	13,278	2,824,930
Altana AG	Pharma, Biotech & Life Sciences	36,224	851,066
Celesio AG	Health Care Equipment & Services	40,107	2,410,227
Deutsche Lufthansa – Reg	Transportation	63,951	1,795,338
Deutsche Telekom AG – Reg	Telecommunication Services	34,069	588,077
Epcos AG	Technology Hardware & Equipment	37,186	749,176
Fresenius SE	Health Care Equipment & Services	28,437	2,065,576
Merck KGAA	Pharma, Biotech & Life Sciences	5,829	727,650
Muenchener Rueckver AG – Reg	Insurance	17,158	2,956,565
ProSieben Sat.1 Media AG	Media	17,237	622,053
			15,590,658

DOMINI EUROPEAN SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Ireland – 1.4%
Fyffes PLC	Food & Staples Retailing	1,375,229	$1,505,491
Kerry Group PLC – A	Food & Beverage	14,438	383,032
			1,888,523
Italy – 5.2%
Banca Popolare Emilia Romagna	Banks	20,412	495,969
Fiat SPA	Automobiles & Components	120,134	3,534,901
UniCredito Italiano SPA	Banks	350,135	2,971,701
			7,002,571
Netherlands – 8.6%
Arcelor Mittal	Materials	33,829	2,075,604
Fugro NV – CVA	Energy	16,388	1,091,097
ING Groep NV – CVA	Diversified Financials	50,956	2,152,174
Koninkijke KPN NV	Telecommunication Services	87,899	1,360,673
OCE NV	Technology Hardware & Equipment	65,016	1,505,327
SNS Reaal	Insurance	49,704	1,106,471
TNT NV	Transportation	44,686	1,918,695
Unilever NV – CVA	Food & Beverage	8,276	250,255
			11,460,296
Norway – 5.1%
Norsk Hydro ASA	Energy	26,828	1,033,879
Orkla ASA	Capital Goods	46,500	875,107
Petroleum Geo – Services	Energy	16,167	384,520
Statoil ASA	Energy	118,967	3,520,287
Tandberg ASA	Technology Hardware & Equipment	25,104	569,314
Telenor ASA	Telecommunication Services	23,978	439,016
			6,822,123
Poland – 0.3%
Globe Trade Centre SA (a)	Real Estate	10,681	147,548
Polish Oil & Gas	Energy	166,817	292,894
			440,442
Portugal – 0.2%
Banco Espirito Santo – Reg	Banks	10,373	243,529
			243,529
Spain – 1.3%
Gas Natural SDG SA	Utilities	25,993	1,492,474
Telefonica SA	Telecommunication Services	10,472	245,205
			1,737,679
Sweden – 5.9%
Electrolux AB – Ser B	Consumer Durables & Apparel	27,600	690,186
Eniro AB	Media	61,200	753,990
Industrivarden AB – C Shares	Diversified Financials	34,800	716,688
Investor AB – B Shares	Diversified Financials	20,200	522,493
Nordea AB	Banks	61,223	986,447
Scania AB – B Shares	Capital Goods	76,600	1,825,375
SSAB Svenskt Stal AB – Ser A	Materials	7,050	252,983
SSAB Svenskt Stal AB – Ser A Rights (c)	Materials	7,050	24,458
Swedbank AB	Banks	49,700	1,804,818
Teliasonera AB	Telecommunication Services	44,500	336,442
			7,913,880

DOMINI EUROPEAN SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Switzerland – 4.5%
Novartis AG – Reg Shares	Pharma, Biotech & Life Sciences	19,482	$1,049,457
Rieter Holding AG	Automobiles & Components	993	522,848
Swiss Re – Reg	Insurance	45,478	3,896,937
The Swatch Group AG – Reg	Consumer Durables & Apparel	9,901	576,802
			6,046,044

Turkey – 0.6%
Ihlas Holding (a)	Capital Goods	262,048	143,533
Trakya Cam Sanayii A.S.	Capital Goods	92,053	344,453
Turk Sise ve Cam Fabrikalari AS	Consumer Durables & Apparel	64,938	289,864
			777,850

United Kingdom – 25.8%
3i Group PLC	Diversified Financials	101,733	2,204,144
Aggreko PLC	Commercial Services & Supplies	47,281	519,670
Arriva PLC	Transportation	47,675	756,839
Aviva PLC	Insurance	63,993	889,716
Barclays PLC	Banks	177,780	2,498,261
Barratt Developments PLC	Consumer Durables & Apparel	24,983	468,191
Bellway PLC	Consumer Durables & Apparel	11,578	289,142
BG Group PLC	Energy	38,952	633,906
Bovis Homes Group PLC	Consumer Durables & Apparel	21,038	327,619
BT Group PLC	Telecommunication Services	263,647	1,671,703
Drax Group PLC	Utilities	97,495	1,351,755
Firstgroup PLC	Transportation	49,226	629,099
GlaxoSmithKline PLC	Pharma, Biotech & Life Sciences	95,715	2,423,495
HBOS PLC	Banks	93,511	1,821,762
Home Retail Group	Retailing	78,297	650,553
HSBC Holdings PLC	Banks	17,643	327,079
Man Group PLC	Diversified Financials	147,075	1,673,410
National Express Group PLC	Transportation	38,434	886,769
National Grid PLC	Utilities	191,882	2,721,554
Next PLC	Retailing	48,876	1,867,161
Royal Bank of Scotland Group	Banks	295,833	3,523,764
Stagecoach Group	Transportation	82,873	352,358
Standard Life PLC	Insurance	151,181	937,800
Taylor Woodrow PLC	Consumer Durables & Apparel	313,600	2,066,903
Travis Perkins PLC	Capital Goods	11,226	427,231
Trinity Mirror PLC	Media	43,648	446,185
Vodafone Group PLC	Telecommunication Services	108,452	326,175
Whitbread PLC	Consumer Services	7,826	262,836
William Morrison Supermarkets PLC	Food & Staples Retailing	238,320	1,452,437
			34,407,517
Total Common Stocks (Cost $121,514,472)			131,945,925

DOMINI EUROPEAN SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Repurchase Agreements – 1.0%
State Street Bank & Trust,
dated 7/31/07, 3.52% due
8/1/07, maturity amount
$1,334,587 (collateralized by
U.S. Government Agency
Mortgage Securities, Fannie
Mae, 5.45%, 10/18/2021,
market value $1,365,956)	Repurchase Agreement	1,334,456	$1,334,456
Total Repurchase Agreements (Cost $1,334,456)			1,334,456
Total Investments — 99.8% (Cost $122,848,928) (b)			133,280,381
Other Assets, Less Liabilities — 0.2%			222,712
Net Assets — 100.0%			$133,503,093
______________
(a)	Non-income producing security.
(b)

The aggregate cost for federal income tax purposes is $122,982,772. The aggregate gross unrealized appreciation is $16,472,046 and the aggregate gross unrealized depreciation is $6,174,437, resulting in net unrealized appreciation of $10,297,609.

(c)	Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trust’s Board of Trustees.

As of the date of this report, certain foreign securities were fair valued by an independent pricing service under the direction of the Board of Trustees or its delegates in accordance with the Trust’s Valuation and Pricing Policies and Procedures.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI PACASIA SOCIAL EQUITY FUND

PERFORMANCE COMMENTARY

From the Domini PacAsia Social Equity Fund’s (the “Fund”) inception on December 27, 2006, through July 31, 2007, the Fund returned 6.56%, underperforming the Morgan Stanley Capital International All Country Asia Pacific Index (MSCI AC Asia Pacific) by 7.13%.

The Fund was hurt by its exclusion of the Australian mining company BHP Billiton, which returned more than 60% for the first seven months of 2007. BHP Billiton does not meet our investment standards due to its major involvement in uranium mining and other social and environmental concerns.

The Fund was also hurt by its position in the Japanese automaker Honda Motor and the Japanese homebuilder Sekisui House. Sekisui House is notable for its use of environmentally friendly technologies such as fuel cells and solar cells.

The Fund was helped by its avoidance of the Japanese automaker Toyota Motor, which does not meet our investment standards. Toyota’s stock declined approximately 10% during the first seven months of 2007.

The Fund’s underweighting to China, where relatively few companies currently meet Domini’s investment standards, also hurt performance.

The Domini PacAsia Social Equity Fund invests in the Domini PacAsia Social Equity Trust. The table and bar chart below provide information as of July 31, 2007, about the ten largest holdings of the Domini PacAsia Social Equity Trust and its portfolio holdings by industry sector and by country:

TEN LARGEST HOLDINGS

COMPANY	% NET ASSETS
Honda Motor Co Ltd	2.70%
Fuji Film Holdings Corp	2.41%
Mitsui Trust Holding Inc	2.07%
Nintendo Company Ltd	2.04%
Sony Corporation	2.02%
Nippon Express Co Ltd	1.90%
Sekisui House Limited	1.88%
Kawasaki Kisen Kaisha Ltd	1.83%
TDK Corp	1.82%
Toppan Printing Company Ltd	1.81%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

*	Other reflects Repurchase Agreements and Other Liabilities, less assets.

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS)

*	Other reflects Repurchase Agreements and Other Liabilities, less assets.
______________

The holdings mentioned above are described in the Domini PacAsia Social Equity Trust’s Portfolio of Investments at July 31, 2007, included herein. The composition of the Trust’s portfolio is subject to change.

Domini PacAsia Social Equity Fund — Performance Commentary 29

Total Return Since Inception (12/27/2006)

	Domini PacAsia Social Equity Fund (DPAFX)	MSCI AC Asia Pacific
As of 6-30-07	5.76%	11.28%
As of 7-31-07	6.56%	13.69%

COMPARISON OF $10,000 INVESTMENT IN THE

DOMINI PACASIA SOCIAL EQUITY FUND AND MSCI AC ASIA PACIFIC

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 60 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini PacAsia Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses were estimated to total 2.35% of net assets. Until November 30, 2007, Domini has contractually agreed to waive fees and reimburse expenses to limit the Fund’s expenses, on a per annum basis, to 1.60% of net assets.

The Morgan Stanley Capital International All Country Asia Pacific Index (MSCI AC Asia Pacific) is an unmanaged index of common stocks. Investors cannot invest directly in the MSCI AC Asia Pacific.

______________

This material must be preceded or accompanied by the Fund’s current prospectus. DSIL Investment Services LLC, Distributor. 09/07

30	Domini PacAsia Social Equity Fund — Performance Commentary

DOMINI PACASIA SOCIAL EQUITY TRUST

PORTFOLIO OF INVESTMENTS

JULY 31, 2007

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Common Stocks – 99.0%
Australia – 11.0%
Australia and New Zealand Banking Group Lt	Banks	14,411	$347,348
CFS Retail Property Trust	Real Estate	88,275	160,583
Commonwealth Bank Of Australia	Banks	3,468	159,935
Commonwealth Property Office	Real Estate	68,765	93,414
CSL Limited	Pharma, Biotech & Life Sciences	785	59,132
DB RREEF Trust	Real Estate	80,104	123,364
GPT Group	Real Estate	8,767	33,477
Insurance Australia Group Lt	Insurance	23,701	114,671
Investa Property Group	Real Estate	19,609	48,839
Macquarie Infrastructure Group	Transportation	166,629	462,555
QBE Insurance Group Ltd	Insurance	18,389	466,854
Telstra Corp Ltd	Telecommunication Services	19,793	77,654
Westfield Group	Real Estate	21,175	342,573
Westfield Group – New	Real Estate	1,840	29,197
Westpac Banking Corporation	Banks	8,613	191,480
Zinifex Ltd	Materials	14,905	247,845
			2,958,921
China – 1.3%
Agile Property Holdings Ltd	Real Estate	42,000	73,333
Chaoda Modern Agriculture	Food & Beverage	132,903	98,906
TPV Technology Ltd	Technology Hardware & Equipment	214,223	164,092
			336,331
Hong Kong – 8.6%
Cathay Pacific Airways Ltd	Transportation	31,002	80,783
Chinese Estates Holdings Ltd	Real Estate	92,239	167,561
First Pacific Co	Diversified Financials	58,389	41,789
Hang Lung Group Ltd	Real Estate	26,665	130,742
Henderson Land Development	Real Estate	13,142	94,667
Hopewell Highway Infrastructure Ltd	Transportation	42,000	40,147
Hopewell Holdings	Transportation	49,086	211,939
Hysan Development Company	Real Estate	31,000	80,607
Jardine Matheson Holdings Ltd	Diversified Financials	5,993	145,031
Jardine Strategic Holdings Ltd	Diversified Financials	9,859	129,153
Kingboard Chemicals Holdings	Technology Hardware & Equipment	36,728	202,165
Orient Overseas Intl Ltd	Transportation	9,666	115,064
Sun Hung Kai Properties	Real Estate	2,833	36,029
Swire Pacific Ltd ‘A’	Real Estate	19,664	222,572

DOMINI PACASIA SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Hong Kong (Continued)
Wharf Holdings Ltd	Real Estate	91,675	$378,458
Wheelock & Co Ltd	Real Estate	90,418	233,567
			2,310,274
India – 2.4%
Bharti Airtel Limited (a)	Telecommunication Services	3,330	73,745
Hindalco Industries – 144a GDR	Materials	104,028	457,723
Punjab National Bank	Banks	9,500	119,564
			651,032
Indonesia – 0.4%
Bank Rakyat Indonesia	Banks	157,500	105,058
			105,058
Japan – 51.7%
Alps Electric Co Ltd	Technology Hardware & Equipment	22,051	217,456
Amada Co Ltd	Capital Goods	29,220	339,417
Aoyama Trading Co Ltd	Retailing	3,400	97,376
Asahi Kasei Corporation	Materials	50,640	359,959
Astellas Pharma Inc	Pharma, Biotech & Life Sciences	4,984	203,726
Brother Industries Ltd	Technology Hardware & Equipment	12,000	171,832
Central Japan Railway Co	Transportation	20	205,771
COMSYS Holdings Corp	Capital Goods	16,000	176,477
Dai Nippon Printing Co Ltd	Commercial Services & Supplies	25,399	370,810
Daiichi Sankyo Co Ltd	Pharma, Biotech & Life Sciences	12,439	341,969
Daito Trust Construct Co Ltd	Consumer Durables & Apparel	2,584	127,638
Daiwa House Industry Co Ltd	Consumer Durables & Apparel	9,000	117,441
Eisai Co Ltd	Pharma, Biotech & Life Sciences	751	31,523
Elpida Memory Inc (a)	Semiconductors & Semiconductor Equipment	4,800	210,910
Fuji Film Holdings Corp	Consumer Durables & Apparel	14,957	651,495
Fujikura Ltd	Capital Goods	11,578	71,422
Hokuhoku Financial Group Inc	Banks	25,000	78,984
Honda Motor Co Ltd	Automobiles & Components	20,203	729,863
Joyo Bank Ltd	Banks	52,740	304,989
JS Group Corp	Capital Goods	18,600	348,833
Kamigumi Co Ltd	Transportation	4,677	40,210
Kawasaki Kisen Kaisha Ltd	Transportation	36,206	493,078
Kyocera Corporation	Technology Hardware & Equipment	3,127	302,414
Mazda Motor Corp	Automobiles & Components	12,000	67,820
Mitsui Chemicals Inc	Materials	54,880	423,632
Mitsui Trust Holding Inc	Banks	63,533	558,767
Nintendo Company Ltd	Software & Services	1,148	550,695
Nippon Express Co Ltd	Transportation	95,000	512,086
Nippon Paper Group Inc	Materials	70	226,474
Nippon Telegraph & Telephone	Telecommunication Services	108	467,342
Nomura Holdings Inc	Diversified Financials	13,953	263,512
Orix Corporation	Diversified Financials	1,993	475,942
Pioneer Corporation	Consumer Durables & Apparel	3,320	44,421
Ricoh Company Limited	Technology Hardware & Equipment	12,503	269,656
Sapporo Hokuyo Holdings Inc	Banks	4	42,275

DOMINI PACASIA SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Japan (Continued)
SBI Holdings Inc	Diversified Financials	803	$244,985
Seiko Epson Corp	Technology Hardware & Equipment	9,010	261,570
Seino Holdings Co Ltd	Transportation	15,800	152,377
Sekisui House Limited	Consumer Durables & Apparel	41,188	508,496
Shin-Etsu Chemical Company Ltd	Materials	900	66,121
Shinko Securities Co Ltd	Diversified Financials	7,000	33,799
Sony Corporation	Consumer Durables & Apparel	10,278	545,984
Sumitomo Trust & Bkg	Banks	18,874	158,545
Suzuken Company Limited	Health Care Equipment & Services	3,900	120,775
TDK Corp	Technology Hardware & Equipment	5,800	491,932
Teijin Limited	Materials	59,000	318,822
Tokyo Electron Limited	Semiconductors & Semiconductor Equipment	500	35,853
Tokyo Steel Mfg Co Ltd	Materials	12,000	195,130
Toppan Printing Company Ltd	Commercial Services & Supplies	45,406	489,428
Toyo Seikan Kaisha Limited	Materials	21,587	376,352
Wacoal Holdings Corp	Consumer Durables & Apparel	6,000	73,587
			13,969,971
Malaysia – 1.7%
AMMB Holdings BHD	Diversified Financials	38,400	51,783
Bumiputra-Commerce Hldgs BHD	Banks	45,400	152,920
Public Bank BHD – Foreign Market	Banks	24,000	72,429
Telekom Malaysia BHD	Telecommunication Services	18,500	54,222
Tenaga Nasional BHD	Utilities	31,756	99,995
YTL Corporation Berhad	Utilities	16,040	34,921
			466,270
New Zealand – 1.8%
Kiwi Income Property Trust	Real Estate	105,947	122,883
Telecom Corp of New Zealand	Telecommunication Services	44,137	154,100
Vector Ltd	Utilities	100,805	202,845
			479,828
Philippines – 0.6%
Globe Telecom Inc	Telecommunication Services	5,867	168,940
			168,940
Singapore – 2.2%
DBS Group Holdings Ltd.	Banks	6,106	91,222
Jardine Cycle & Carriage Ltd	Retailing	20,361	212,812
Oversea-Chinese Banking Corp	Banks	14,381	84,986
STATS ChipPAC Ltd. (a)	Semiconductors & Semiconductor Equipment	52,000	56,839
United Industrial Corp Ltd	Real Estate	16,277	32,914
United Overseas Bank	Banks	7,899	115,388
			594,161

DOMINI PACASIA SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
South Korea – 8.9%
Daegu Bank	Banks	2,100	$41,118
GS Holdings Corp	Energy	5,069	278,657
Hana Financial Holdings	Banks	2,100	113,304
Hyundai Securities Co	Diversified Financials	2,540	84,326
Industrial Bank of Korea	Banks	8,995	205,847
Kookmin Bank	Banks	1,284	112,066
Korea Zinc Co Ltd	Materials	1,125	247,720
KT Corp	Telecommunication Services	6,803	325,239
LG Corp	Commercial Services & Supplies	5,692	322,850
LG Electronics Inc	Consumer Durables & Apparel	3,561	298,631
Pacific Corp	Household & Personal Products	649	129,368
Pusan Bank	Banks	6,480	124,062
Shinhan Financial Group Ltd	Banks	1,933	130,807
			2,413,995
Taiwan – 7.5%
Asustek Computer Inc	Technology Hardware & Equipment	30,000	85,196
Au Optronics Corp	Technology Hardware & Equipment	97,000	164,307
Chi Mei Optoelectronics Corp	Technology Hardware & Equipment	71,560	79,628
China Steel Corp	Materials	274,214	357,808
Chunghwa Picture Tubes Ltd (a)	Technology Hardware & Equipment	146,000	41,409
Chunghwa Telecom Co Ltd	Telecommunication Services	89,624	154,192
Compal Electronics	Technology Hardware & Equipment	353,615	401,748
Powerchip Semiconductor Corp	Semiconductors & Semiconductor Equipment	500,536	321,093
Pro Mos Technologies Inc	Semiconductors & Semiconductor Equipment	728,394	280,898
Siliconware Precision Inds	Semiconductors & Semiconductor Equipment	19,024	36,356
Taiwan Cooperative Bank	Banks	140,569	106,299
			2,028,934
Thailand – 0.9%
Bangkok Bank Pub Co – For Reg	Banks	52,318	195,283
Siam Cement Pub Co – For Reg	Materials	5,800	46,709
			241,992
Total Common Stocks (Cost $25,611,904)			26,725,707

DOMINI PACASIA SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Repurchase Agreements – 1.7%
State Street Bank & Trust, dated 7/31/07, 3.52% due 8/1/07, maturity amount $462,675 (collateralized by U.S. Government Agency Mortgage Securities, Fannie Mae, 5.45%, 10/18/2021, market value $473,400)	Repurchase Agreement	462,630	$462,630
Total Repurchase Agreements (Cost $462,630)			462,630
Total Investments – 100.7% (Cost $26,074,534) (b)			27,188,337
Other Liabilities, less assets – (0.7)%			(182,088)
Net Assets – 100.0%			$27,006,249
______________

(a)	Non-income producing security.
(b)

The aggregate cost for federal income tax purposes is $26,207,677. The aggregate gross unrealized appreciation is $1,856,105 and the aggregate gross unrealized depreciation is $875,445, resulting in net unrealized appreciation of $980,660.

As of the date of this report, certain foreign securities were fair valued by an independent pricing service under the direction of the Board of Trustees or its delegates in accordance with the Trust’s Valuation and Pricing Policies and Procedures.

GDR — Global Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI EUROPACIFIC SOCIAL EQUITY FUND

PERFORMANCE COMMENTARY

From the Domini EuroPacific Social Equity Fund’s (the “Fund”) inception on December 27, 2006, through July 31, 2007, the Fund returned 3.82%, underperforming the Morgan Stanley Capital International Europe Australasia Far East Index (MSCI EAFE) by 6.80%.

The Fund was hurt by its exclusion of the Australian mining company BHP Billiton, which returned more than 60% during 2007. BHP Billiton does not meet our investment standards due to its major involvement in uranium mining and other social and environmental concerns. The Fund was hurt also by its positions in the Japanese financial group Resona Holdings (which is no longer held by the Fund) and in the Japanese homebuilder Sekisui House. Sekisui House is notable for its use of environmentally friendly technologies such as fuel cells and solar cells.

The Fund was helped by its position in the Italian automaker Fiat, which is notable for its fuel efficiency and alternative energy initiatives, and by the Swedish bus and truck manufacturer Scania, which claims to be the world’s only supplier of ethanol-powered commercial vehicles. (See our discussion of Fiat in “The Way You Invest Matters: Global Warming.”) Unlike the EAFE index, the portfolio of the Fund includes emerging markets, which contributed to performance.

The Domini EuroPacific Social Equity Fund invests in the Domini EuroPacific Social Equity Trust. The table and bar chart below provide information as of July 31, 2007, about the ten largest holdings of the Domini EuroPacific Social Equity Trust and its portfolio holdings by industry sector and by country:

TEN LARGEST HOLDINGS(1)

COMPANY	% NET ASSETS
Royal Bank of Scotland Group	2.25%
Vodafone Group PLC	2.25%
Sanofi-Aventis	2.21%
Swiss Re-Reg	2.17%
Allianz SE-Reg	1.88%
Honda Motor Co Ltd	1.86%
France Telecom SA	1.69%
Arcelor Mittal	1.68%
UniCredito Italiano SPA	1.64%
Muenchener Rueckver AG	1.63%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

*	Other reflects Repurchase Agreements and Other Liabilities, less assets.

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS)

*

Other reflects Ireland, Denmark, Singapore, Turkey, Russia, Poland, Portugal, Taiwan, New Zealand, China, Philippines, Hungary, Czech Republic, Greece, Repurchase Agreements, and Other Liabilities, less assets.

______________
(1)	Excluding Repurchase Agreements.

The holdings mentioned above are described in the Domini EuroPacific Social Equity Trust’s Portfolio of Investments at July 31, 2007, included herein. The composition of the Trust’s portfolio is subject to change.

Domini EuroPacific Social Equity Fund –– Performance Commentary	37

Total Return Since Inception (12/27/2006)

	Domini EuroPacific Social Equity Fund (DUPFX)	MSCI EAFE
As of 6-30-07	7.06%	12.26%
As of 7-31-07	3.82%	10.62%

COMPARISON OF $10,000 INVESTMENT IN THE

DOMINI EUROPACIFIC SOCIAL EQUITY FUND INVESTOR SHARES AND THE MSCI EAFE

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 60 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini EuroPacific Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses were estimated to total 2.35% of net assets. Until November 30, 2007, Domini has contractually agreed to waive fees and reimburse expenses to limit the Fund’s expenses, on a per annum basis, to 1.60% of net assets.

The Morgan Stanley Capital International Europe Australasia Far East Index (MSCI EAFE) is an unmanaged index of common stocks. Investors cannot invest directly in the MSCI EAFE.

______________

This material must be preceded or accompanied by the Fund’s current prospectus. DSIL Investment Services LLC, Distributor. 09/07

38 Domini EuroPacific Social Equity Fund –– Performance Commentary

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST

PORTFOLIO OF INVESTMENTS

JULY 31, 2007

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Common Stocks – 99.2%
Australia – 4.7%
CFS Retail Property Trust	Real Estate	98,567	$179,304
DB RREEF Trust	Real Estate	52,603	81,011
Macquarie Infrastructure Group	Transportation	55,456	153,944
QBE Insurance Group Ltd	Insurance	1,331	33,791
Westfield Group	Real Estate	4,717	76,313
Westfield Group	Real Estate	206	3,269
Westpac Banking Corporation	Banks	2,455	54,578
Zinifex Ltd	Materials	4,996	83,075
			665,285
Austria – 1.8%
Immofinanz AG (a)	Real Estate	9,364	117,752
Meinl European Land Ltd (a)	Real Estate	2,920	67,877
OMV AG	Energy	1,098	68,252
			253,881
Belgium – 1.9%
Belgacom SA	Telecommunication Services	2,486	100,696
Delhaize Group	Food & Staples Retailing	450	41,866
Omega Pharma SA	Health Care Equipment & Services	919	78,856
S.A. D’Ieteren N.V.	Retailing	100	40,233
			261,651
China – 0.2%
TPV Technology Ltd	Technology Hardware & Equipment	35,775	27,403
			27,403
Czech Republic – 0.1%
Telefonica O2 Czech Republic	Telecommunication Services	692	19,630
			19,630
Denmark – 1.0%
Dampskibsselskabet Torm AS	Energy	500	19,922
H. Lundbeck A/S	Pharma, Biotech & Life Sciences	2,545	65,496
Sydbank A/S	Banks	1,228	62,368
			147,786
Finland – 2.6%
Kesko OYJ – B Shares	Food & Staples Retailing	393	20,823
Konecranes OYJ	Capital Goods	452	18,304
Metso OYJ	Capital Goods	320	20,265
Orion OYJ/New	Pharma, Biotech & Life Sciences	4,806	125,940
Outokumpu OYJ	Materials	1,569	48,621
Rautaruukki OYJ	Materials	569	37,300
Sampo Insurance Co – A Share	Insurance	3,186	95,629
			366,882
France – 7.9%
Air France-KLM	Transportation	2,540	114,386
BNP Paribas	Banks	1,236	135,937

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
France (Continued)
France Telecom SA	Telecommunication Services	8,833	$237,589
Michelin (CDGE) – Class B	Automobiles & Components	308	40,686
Sanofi-Aventis	Pharma, Biotech & Life Sciences	3,708	310,748
Schneider Electric SA	Capital Goods	137	18,289
SCOR SE	Insurance	899	23,019
Societe Generale	Banks	174	29,922
Valeo	Automobiles & Components	739	37,908
Vallourec	Capital Goods	180	46,585
Vivendi SA	Media	2,912	123,754
			1,118,823
Germany – 7.9%
Allianz SE-Reg	Insurance	1,245	264,877
Altana AG	Pharma, Biotech & Life Sciences	5,449	128,022
Celesio AG	Health Care Equipment & Services	2,082	125,118
Commerzbank AG	Banks	410	17,647
Deutsche Lufthansa – Reg	Transportation	3,628	101,851
Deutsche Telekom AG – Reg	Telecommunication Services	1,067	18,418
Epcos AG	Technology Hardware & Equipment	3,236	65,195
Fresenius SE	Health Care Equipment & Services	911	66,172
Merck KGAA	Pharma, Biotech & Life Sciences	400	49,933
Muenchener Rueckver AG – Reg	Insurance	1,329	229,005
Salzgitter AG	Materials	200	40,692
			1,106,930
Greece – 0.1%
Titan Cement Co. S.A.	Materials	383	19,521
			19,521
Hong Kong – 2.4%
Cathay Pacific Airways Ltd	Transportation	7,573	19,733
Chinese Estates Holdings Ltd	Real Estate	28,269	51,353
Hang Lung Group Ltd	Real Estate	4,627	22,687
Hopewell Holdings	Transportation	6,000	26,104
Jardine Matheson Holdings Ltd	Diversified Financials	714	17,280
Jardine Strategic Holdings Ltd	Diversified Financials	2,000	26,200
Kingboard Chemicals Holdings	Technology Hardware & Equipment	7,243	39,868
Swire Pacific Ltd A	Real Estate	2,334	26,418
Wharf Holdings Ltd	Real Estate	14,970	61,800
Wheelock & Co Ltd	Real Estate	18,250	47,143
			338,586
Hungary – 0.1%
MOL Hungarian Oil and Gas Nyrt.	Energy	137	21,228
			21,228
Ireland – 1.1%
Irish Life & Permanent PLC	Insurance	2,442	58,683
Kerry Group PLC – A	Food & Beverage	3,595	95,373
			154,056

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Italy – 3.3%
Fiat SPA	Automobiles & Components	6,141	$180,697
IFIL Investments SPA	Diversified Financials	5,213	54,795
UniCredito Italiano SPA	Banks	27,178	230,667
			466,159
Japan – 21.4%
Alps Electric Co Ltd	Technology Hardware & Equipment	3,718	36,665
Amada Co Ltd	Capital Goods	2,386	27,716
Aoyama Trading Co Ltd	Retailing	996	28,526
Astellas Pharma Inc	Pharma, Biotech & Life Sciences	2,000	81,752
Brother Industries Ltd	Technology Hardware & Equipment	1,310	18,758
Central Japan Railway Co	Transportation	3	30,866
Dai Nippon Printing Co Ltd	Commercial Services & Supplies	6,828	99,685
Daiichi Sanyko Co Ltd	Pharma, Biotech & Life Sciences	1,100	30,241
Elpida Memory Inc (a)	Semiconductors & Semiconductor Equipment	1,019	44,774
Familymart Co Ltd	Food & Staples Retailing	1,100	28,436
Fuji Film Holdings Corp	Consumer Durables & Apparel	4,905	213,651
Honda Motor Co Ltd	Automobiles & Components	7,228	261,121
Joyo Bank Ltd	Banks	2,714	15,695
JS Group Corp	Capital Goods	4,400	82,520
Kawasaki Kisen Kaisha Ltd	Transportation	2,000	27,237
Kyocera Corporation	Technology Hardware & Equipment	179	17,311
Mazda Motor Corp	Automobiles & Components	4,000	22,607
Mitsui Chemicals Inc	Materials	8,546	65,969
Mitsui Trust Holding Inc	Banks	23,194	203,988
Nintendo Company Ltd	Software & Services	207	99,298
Nippon Express Co Ltd	Transportation	24,000	129,369
Nippon Paper Group Inc	Materials	27	87,354
Nippon Telegraph & Telephone	Telecommunication Services	23	99,527
Orix Corporation	Diversified Financials	100	23,881
Pioneer Corporation	Consumer Durables & Apparel	1,364	18,250
Ricoh Company Limited	Technology Hardware & Equipment	4,484	96,708
Sapporo Hokuyo Holdings Inc	Banks	5	52,843
SBI Holdings Inc	Diversified Financials	240	73,221
Seiko Epson Corp	Technology Hardware & Equipment	2,501	72,607
Seino Holdings Co Ltd	Transportation	7,801	75,233
Sekisui House Limited	Consumer Durables & Apparel	15,259	188,384
Sony Corporation	Consumer Durables & Apparel	779	41,382
Suzuken Company Limited	Health Care Equipment & Services	3,000	92,904
TDK Corp	Technology Hardware & Equipment	1,700	144,187
Teijin Limited	Materials	20,887	112,868
Tokyo Steel Mfg Co Ltd	Materials	1,683	27,367
Toppan Printing Company Ltd	Commercial Services & Supplies	12,154	131,007
Toyo Seikan Kaisha Limited	Materials	6,161	107,412
			3,011,320

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Netherlands – 6.2%
Arcelor Mittal	Materials	3,860	$236,831
Fugro NV-CVA	Energy	397	26,432
ING Groep NV-CVA	Diversified Financials	1,491	62,974
Koninkijke KPN NV	Telecommunication Services	1,573	24,350
Koninklijke DSM NV	Materials	449	23,209
OCE NV	Technology Hardware & Equipment	2,416	55,938
SNS Reaal	Insurance	8,018	178,490
TNT NV	Transportation	2,863	122,929
Unilever NV-CVA	Food & Beverage	4,733	143,119
			874,272
New Zealand – 0.3%
Kiwi Income Property Trust	Real Estate	15,292	17,736
Vector Ltd	Utilities	9,175	18,463
			36,199
Norway – 3.5%
Fred Olsen Energy ASA	Energy	341	17,084
Norsk Hydro ASA	Energy	2,650	102,124
Orkla ASA	Capital Goods	5,301	99,762
Petroleum Geo-Services	Energy	2,262	53,800
Statoil ASA	Energy	7,215	213,495
			486,265
Philippines – 0.2%
Globe Telecom Inc	Telecommunication Services	792	22,806
			22,806
Poland – 0.4%
Globe Trade Centre SA (a)	Real Estate	1,145	15,817
Polish Oil & Gas	Energy	10,712	18,808
Telekomunikacja Polska	Telecommunication Services	2,370	18,702
			53,327
Portugal – 0.4%
Banco Espirito Santo – Reg	Banks	2,120	49,772
			49,772
Russia – 0.4%
Wimm-Bill-Dann Foods ADR	Food & Beverage	533	50,102
			50,102
Singapore – 0.4%
Jardine Cycle & Carriage Ltd	Retailing	2,764	28,889
United Overseas Bank	Banks	1,593	23,270
			52,159
South Korea – 2.0%
GS Holdings Corp	Energy	1,046	57,501
Hana Financial Holdings	Banks	378	20,395
Industrial Bank of Korea	Banks	917	20,985
Korea Zinc Co Ltd	Materials	294	64,737
KT Corp	Telecommunication Services	405	19,362
LG Corp	Commercial Services & Supplies	494	28,020
LG Electronics Inc	Consumer Durables & Apparel	243	20,378

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
South Korea (Continued)
Pacific Corp	Household & Personal Products	176	$35,083
Woori Finance Holdings Co	Banks	769	19,802
			286,263
Spain – 1.6%
Corporacion Financiera Alba	Diversified Financials	259	18,959
Gas Natural SDG SA	Utilities	3,665	210,438
			229,397
Sweden – 4.3%
Electrolux AB – Ser B	Consumer Durables & Apparel	1,483	37,085
Eniro AB	Media	3,679	45,326
Industrivarden AB – C Shares	Diversified Financials	2,188	45,061
Investor AB – B Shares	Diversified Financials	2,199	56,879
Sandvik AB	Capital Goods	5,800	116,601
Scania AB – B Shares	Capital Goods	6,200	147,745
SSAB Svenskt Stal AB – Ser B	Materials	600	20,456
SSAB Svenskt Stal AB – Ser B
Rights (c)	Materials	600	1,781
Swedbank AB	Banks	2,400	87,154
Teliasonera AB	Telecommunication Services	7,000	52,924
			611,012
Switzerland – 2.8%
Roche Holding AG	Pharma, Biotech & Life Sciences	342	60,490
Swiss Re – Reg	Insurance	3,567	305,650
The Swatch Group AG – Reg	Consumer Durables & Apparel	365	21,264
			387,404
Taiwan – 0.3%
China Steel Corp	Materials	15,942	20,802
Pro Mos Technologies Inc	Semiconductors & Semiconductor Equipment	46,171	17,806
			38,608
Turkey – 0.4%
Trakya Cam SAnayii AS	Capital Goods	7,500	28,064
Turkiye Vakiflar Bankasi T – D	Banks	7,424	23,706
			51,770
United Kingdom – 19.5%
3i Group PLC	Diversified Financials	5,482	118,773
Aviva PLC	Insurance	3,197	44,449
Barclays PLC	Banks	1,401	19,688
Barratt Developments PLC	Consumer Durables & Apparel	5,052	94,676
Bellway PLC	Consumer Durables & Apparel	764	19,080
Bovis Homes Group PLC	Consumer Durables & Apparel	2,942	45,815
BT Group PLC	Telecommunication Services	9,235	58,556
Drax Group PLC	Utilities	5,784	80,194
Emap PLC	Media	3,655	61,850
Firstgroup PLC	Transportation	1,468	18,761
GlaxoSmithKline PLC	Pharma, Biotech & Life Sciences	2,815	71,276
HBOS PLC	Banks	7,535	146,795
Home Retail Group	Retailing	20,093	166,948
Investec PLC	Diversified Financials	5,155	63,876
Kelda Group PLC	Utilities	11,940	202,259

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
United Kingdom (Continued)
Legal & General Group PLCE	Insurance	33,472	$94,400
Man Group PLC	Diversified Financials	5,030	57,231
National Express Group PLC	Transportation	906	20,904
National Grid PLC	Utilities	5,573	79,045
Next PLC	Retailing	2,052	78,390
Royal Bank Of Scotland Group	Banks	26,616	317,031
Smith & Nephew PLC	Health Care Equipment & Services	3,941	46,928
Stagecoach Group Ordinary	Transportation	16,442	69,908
Standard Life PLC	Insurance	11,127	69,023
Taylor Woodrow PLC	Consumer Durables & Apparel	14,485	95,469
The Berkeley Grp Holdings	Consumer Durables & Apparel	541	17,829
Travis Perkins PLC	Capital Goods	519	19,752
Trinity Mirror PLC	Media	13,640	139,433
Vodafone Group PLC	Telecommunication Services	105,339	316,813
William Morrison Supermarkets	Food & Staples Retailing	17,679	107,744
Total Common Stocks (Cost $14,263,857)			2,742,896
Repurchase Agreements – 2.4%			13,951,393
State Street Bank & Trust, dated 7/31/07, 3.52% due 8/1/07, maturity amount $339,673 (collateralized by: U.S. Government Agency Mortgage Securities, Fannie Mae, 5.45%, 10/18/2021, market value $350,119)	Repurchase Agreement	339,640	339,640
Total Repurchase Agreements (Cost $339,640)			339,640
Total Investments — 101.6% (Cost $14,603,497) (b)			14,291,033
Other Liabilities, less assets — (1.6)%			(226,121)
Net Assets — 100.0%			$14,064,912
______________
(a)	Non-income producing security.
(b)

The aggregate cost for federal income tax purposes is $14,645,629. The aggregate gross unrealized appreciation is $447,618 and the aggregate gross unrealized depreciation is $802,214, resulting in net unrealized depreciation of $354,596.

(c)	Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trust’s Board of Trustees.

As of the date of this report, certain foreign securities were fair valued by an independent pricing service under the direction of the Board of Trustees or its delegates in accordance with the Trust’s Valuation and Pricing Policies and Procedures.

ADR — American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

PERFORMANCE COMMENTARY

For the year ended July 31, 2007, the Domini Social Bond Fund (the "Fund") returned 4.49%, underperforming the Lehman Brothers Intermediate Aggregate Index (LBIA) by 1.01%.

The Fund's performance relative to the index was hurt primarily by its positioning in the U.S. government bond sector. During periods when interest rates are rising and the market displays volatility, government bonds generally perform better than other sectors, so the Fund's underweight position was negative for performance. The Fund was also hurt by security selection caused by overweighting of longer-duration agency bonds. The Fund uses agency bonds as a proxy for Treasuries, which are excluded by Domini's Global Investment Standards because they help pay for nuclear weapons.

Performance was helped during the year by the Fund's allocation to taxable municipal bonds and to project loans, which help provide financing for developments like low-income housing projects and nursing homes. Security selection within the commercial mortgage sector was also positive.

The Domini Social Bond Fund is designed to use the power of fixed-income investing to revitalize struggling communities. The Fund seeks investments that increase access to capital for those historically underserved by mainstream financial services providers, that create public goods for those most in need, and that use financial innovation in the service of the economically disadvantaged. All holdings are evaluated according to their social impact, using Domini's five-level Community Impact Gradient.

The Fund invests primarily in intermediate-maturity, investment-grade fixed-income securities issued by government agencies, corporations, and other institutions. The Fund allocates up to 10% of its assets directly to community development banks and credit unions, and other investments with innovative approaches to small business development, community revitalization, rural development, education, environmental recovery, and healthcare. Some of the Fund's community development investments may be unrated, illiquid, and carry greater credit risks than its other investments.

The bar chart below provides information as of July 31, 2007, about the percentage of the Fund's portfolio holdings invested in various types of debt obligations:

PORTFOLIO COMPOSITION (% OF NET ASSETS)

* Other reflects Repurchase Agreements and Other Assets, less liabilities.

The Domini Social Bond Fund is not insured and is subject to market risks, interest rate risks, and credit risks. Investment return, principal value, and yield of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. You may lose money.

During periods of rising interest rates, bond funds can lose value. The Fund's community development investments may be unrated and may carry greater risks than the Fund's other holdings. The Fund currently holds a large percentage of its portfolio in mortgage-backed securities. During periods of falling interest rates these securities may prepay the principal due, which may lower the Fund's return by causing it to reinvest at lower interest rates.

______________

The holdings mentioned above are described in the Fund's Portfolio of Investments at July 31, 2007, included herein. The composition of the Fund's portfolio is subject to change.

46	Domini Social Bond Fund –– Performance Commentary

AVERAGE ANNUAL TOTAL RETURNS

		Domini Social Bond Fund (DSBFX)	Lehman Brothers Intermediate Aggregate Index (LBIA)
As of 6-30-07	1 Year	4.77%	5.99%
	5 Year	3.17%	4.15%
	Since Inception(1)	5.12%	5.98%
As of 7-31-07	1 Year	4.49%	5.50%
	5 Year	3.02%	4.06%
	Since Inception(1)	5.18%	6.03%

COMPARISON OF $10,000 INVESTMENT IN THE

DOMINI SOCIAL BOND FUND AND LBIA

Past performance is no guarantee of future results. The Fund's returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 60 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund's prospectus for further information.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Bond Fund is based on the Fund's net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund's average annual total returns would have been lower had these not been waived.

For the period reported in its current prospectus, the Fund's gross annual operating expenses were estimated to total 1.32% of net assets. Until November 30, 2007, Domini has contractually agreed to waive fees and reimburse expenses to limit the Fund's expenses, on a per annum basis, to 0.95% of net assets.

The Lehman Brothers Intermediate Aggregate Index (LBIA) is an unmanaged index of intermediate investment-grade fixed-income securities. Investors cannot invest directly in the LBIA.

______________
(1)	Since June 1, 2000.

This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 09/07

Domini Social Bond Fund –– Performance Commentary	47

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS

JULY 31, 2007

	PRINCIPAL AMOUNT	VALUE (NOTE 1)
U.S. Government Agency Obligations — 30.1%
FANNIE MAE:
4.500%, 2/15/2011	$750,000	$738,641
4.625%, 10/15/2013	1,000,000	972,685
4.750%, 3/12/2010	2,100,000	2,089,494
5.000%, 5/11/2017	4,365,000	4,243,548
5.000%, 10/15/2011	4,250,000	4,238,338
5.500%, 3/15/2011	300,000	304,577
FEDERAL AGRICULTURE MORTGAGE CORPORATION:
6.680%, 6/10/2014	1,000,000	1,084,147
FEDERAL FARM CREDIT BANK:
6.300%, 6/6/2011	250,000	261,459
FEDERAL HOME LOAN BANK:
6.625%, 11/15/2010	465,000	487,310
7.375%, 2/12/2010	500,000	528,277
FREDDIE MAC:
5.500%, 9/15/2011	5,065,000	5,137,971
U.S. SMALL BUSINESS ADMINISTRATION:
2003-10C 1, 3.530%, 5/1/2013	290,622	279,171
2003-20D 1, 4.760%, 4/1/2023	441,521	428,248
2003-20E 1, 4.640%, 5/1/2023	443,756	427,099
2003-20F 1, 4.070%, 6/1/2023	374,778	347,444
2003-20G 1, 4.350%, 7/1/2023	207,612	195,918
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $21,883,624)		21,764,327
U.S. Government Agency Mortgage Securities — 43.0%
FANNIE MAE:
13743, 6.600%, VR, 11/1/2019	10,494	10,732
250168, 8.000%, 12/1/2009	19,917	20,308
252120, 7.500%, 8/1/2025	41,515	43,434
402999, 7.375%, VR, 10/1/2027	4,630	4,672
526882, 7.353%, VR, 2/1/2029	8,880	8,938
696355, 5.500%, 3/1/2033	1,252,675	1,216,087
789089, 5.500%, 8/1/2019	552,444	547,149
892917, 6.500%, 8/1/2036	1,972,928	1,993,382
895098, 7.000%, 8/1/2036	1,864,484	1,916,314
937881, 5.500%, 6/1/2022	1,491,815	1,473,675
FANNIE MAE CMO:
1990-99 K, 6.500%, 8/25/2020	15,302	15,340
1993-106 Z, 7.000%, 6/25/2013	6,300	6,467
2003-66 MB, 3.500%, 5/25/2023	549,950	508,428
2003-73 GA, 3.500%, 5/25/2031	636,323	591,294
2005-M1 A, 4.479%, 10/26/2031	398,237	389,972
FREDDIE MAC:
845025, 6.283%, VR, 12/1/2018	18,077	18,334
A18404, 5.500%, 2/1/2034	536,480	520,288
A30028, 6.000%, 11/1/2034	279,170	277,987
A51729, 6.500%, 8/1/2036	1,660,647	1,679,906
A62612, 5.500%, 6/1/2037	1,369,207	1,322,964
B11108, 5.500%, 11/1/2018	863,282	856,180
B11109, 4.500%, 11/1/2018	1,062,579	1,017,482
C77635, 5.500%, 2/1/2033	1,191,520	1,156,797

DOMINI SOCIAL BOND FUND / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

	PRINCIPAL AMOUNT	VALUE (NOTE 1)
U.S. Government Agency Mortgage Securities (Continued)
FREDDIE MAC CMO:
1208 D, 4.650%, VR, 2/15/2022	$21,276	$21,267
2302 J, 6.500%, 4/15/2031	85,140	87,386
2628 LE, 3.250%, 6/15/2033	460,433	431,133
GINNIE MAE CMO:
2001-34, 6.378%, VR, 10/16/2020	383,685	386,402
2001-44, 6.114%, 11/16/2021	82,710	83,060
2002-26 C, 5.990%, VR, 2/16/2024	538,881	544,095
2002-37 C, 5.878%, 6/16/2024	709,728	718,109
2002-9, 5.881%, 3/16/2024	168,208	168,099
2003-36 C, 4.254%, 2/16/2031	1,000,000	970,256
2003-78 C, 5.373%, VR, 2/16/2031	1,000,000	983,258
2004-6 C, 4.660%, 7/16/2033	1,000,000	966,278
2004-77 AB, 4.368%, 11/16/2030	843,250	815,348
2005-42 B, 4.571%, 9/15/2027	1,000,000	970,933
2005-67 B, 4.751%, 10/16/2026	1,000,000	979,188
2005-79 A, 3.998%, 10/16/2033	877,377	858,165
2005-87, 4.449%, 3/16/2025	909,050	893,969
2005-89, 4.811%, 5/16/2027	958,854	946,382
2005-90, 3.760%, 9/16/2028	950,511	921,998
2006-05 A, 4.241%, 7/16/2029	921,787	902,303
2006-3 A, 4.212%, VR, 1/16/2028	962,050	941,371
2006-9 B, 5.269%, 3/16/2037	1,000,000	975,286
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:
2038, 8.500%, 7/20/2025	10,956	11,799
2380, 8.500%, 2/20/2027	13,958	14,978
3233, 5.500%, 5/20/2017	522,689	518,111
615760, 5.500%, 8/15/2028	435,333	425,421
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE SECURITIES
(COST $31,681,485)		31,130,725
Corporate Obligations — 12.7%
Anadarko Petroleum Corporation, 5.950%, 9/15/2016	600,000	590,647
CenterPoint Energy, Inc., 7.875%, 4/1/2013	700,000	765,671
Cisco Systems Inc., 5.500%, 2/22/2016	600,000	590,153
CIT Group Inc., 5.600%, 4/27/2011	700,000	694,870
Citigroup Inc., 5.300%, 1/7/2016	700,000	667,554
Comcast Corporation, 4.950%, 6/15/2016	600,000	548,273
Goldman Sachs Group Inc., 5.350%, 1/15/2016	600,000	568,961
Kimberly-Clark, 6.125%, 8/1/2017	700,000	706,238
Lehman Brothers Holdings Inc., 5.250%, 2/6/2012	700,000	683,672
SBC Communications, 5.100%, 9/15/2014	600,000	569,084
Time Warner Companies Inc., 5.500%, 11/15/2011	700,000	696,067
Travelers Cos Inc., 5.375%, 6/15/2012	700,000	701,551
Verizon Communications, 5.550%, 2/15/2016	700,000	681,503
Wachovia Corporation, 5.300%, 10/15/2011	700,000	692,765
TOTAL CORPORATE OBLIGATIONS
(COST $9,304,497)		9,157,009

DOMINI SOCIAL BOND FUND / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

	PRINCIPAL AMOUNT	VALUE (NOTE 1)
Corporate Mortgage Securities — 2.6%
CRFCM 2004-1A A 144A, 5.500%, 4/25/2035	$1,568,940	$1,534,009
WFMBS 2003-8 A7, 4.500%, 8/25/2018	389,487	353,092
TOTAL CORPORATE MORTGAGE SECURITIES
(COST $1,949,177)		1,887,101
State & Municipal Obligations — 5.1%
City of Cleveland, OH, 4.350%, 12/1/2011 (Insurer: AMBAC)	500,000	485,190
City of Zion, IL, 6.250%, 12/1/2012 (Insurer: FGIC)	250,000	260,878
Hudson County, NJ, Improvement Authority, 7.240%, 9/1/2008 (Insurer: AMBAC)	195,000	199,557
Hudson County, NJ, Improvement Authority, 7.290%, 9/1/2009 (Insurer: AMBAC)	175,000	182,877
Kentucky State Property and Buildings Commission, 3.960%,10/1/2009 (Insurer: MBIA)	300,000	293,787
Los Angeles, CA, Community Redevelopment Agency, 6.600%, 9/1/2020 (Insurer: FSA)	515,000	547,207
New Jersey Economic Development Authority, 3.700%, 4/1/2008 (Insurer: AMBAC)	200,000	198,346
North Carolina State University at Raleigh, 6.160%, 10/1/2009	400,000	408,044
Pennsylvania Economic Development Financing Authority, 5.650%, 6/1/2015 (Insurer: FGIC)	380,000	384,036
State of Mississippi, 3.510%, 11/1/2009	500,000	485,060
Yazoo County, MS, 4.200%, 9/1/2008 (Insurer: AMBAC)	225,000	223,173
TOTAL STATE & MUNICIPAL OBLIGATIONS
(COST $3,755,112)		3,668,155
Certificates of Deposit — 4.3%
Albina Community Bank, 4.410%, 7/29/2008 (a)	100,000	100,000
Appalachian Federal Credit Union, 5.000%, 4/17/2008 (a)	100,000	100,000
Carver Federal Savings Bank, 4.930%, 11/12/2007 (a)	100,000	100,000
Central Bank of Kansas City, 4.680%, 5/30/2008 (a)	100,000	100,000
Citizens Savings Bank & Trust, 5.100%, 4/30/2008 (a)	100,000	100,000
City First Bank of D.C., 4.940%, 2/5/2008 (a)	100,000	100,000
City National Bank of Newark, NJ, 4.880%, 11/14/2007 (a)	100,000	100,000
Community Commerce Bank, 5.000%, 6/1/2008 (a)	100,000	100,000
Communitywide Federal Credit Union, 5.300%, 12/31/2007 (a)	100,000	100,000
Dakotaland Federal Credit Union, 5.000%, 4/22/2008 (a)	100,000	100,000
Delta Southern Bank, 5.010%, 1/21/2008 (a)	100,000	100,000
Elk Horn Bank & Trust, 4.890%, 3/20/2008 (a)	100,000	100,000
First Delta Federal Credit Union, 3.750%, 7/29/2008 (a)	100,000	100,000
First National Bank of the Delta, N.A., 4.500%, 6/24/2008 (a)	100,000	100,000
Harbor Bank of Maryland, 4.250%, 7/25/2008 (a)	100,000	100,000
Latino Community Credit Union, 5.150%, 5/30/2008 (a)	100,000	100,000
Legacy Bank, 4.750%, 7/26/2008 (a)	100,000	100,000
Liberty Bank and Trust Co., 3.250%, 12/5/2007 (a)	100,000	100,000
Louisville Community Development Bank, 3.750%, 6/25/2008 (a)	100,000	100,000
Lower East Side People’s Federal Credit Union, 2.250%, 12/6/2007 (a)	100,000	100,000
Mission Community Bank, 4.590%, 12/3/2007 (a)	100,000	100,000
Neighborhood National Bank, 4.500%, 6/1/2008 (a)	100,000	100,000
New Resource Bank, 4.000%, 6/25/2008 (a)	100,000	100,000
Northside Community Federal Credit Union, 4.500%, 6/28/2008 (a)	100,000	100,000
One United Bank, 4.500%, 2/27/2008 (a)	100,000	100,000

DOMINI SOCIAL BOND FUND / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

	PRINCIPAL AMOUNT	VALUE (NOTE 1)
Certificates of Deposit (Continued)
Opportunities Credit Union, 3.000%, 7/21/2008 (a)	$100,000	$100,000
Santa Cruz Community Credit Union, 4.650%, 3/1/2008 (a)	100,000	100,000
Self-Help Credit Union, 5.000%, 12/13/2007 (a)	100,000	100,000
Shore Bank Pacific, 4.470%, 11/6/2007 (a)	100,000	100,000
University National Bank, 4.570%, 7/26/2008 (a)	100,000	100,000
Wainwright Bank & Trust Co., 5.030%, 4/4/2008 (a)	100,000	100,000
TOTAL CERTIFICATES OF DEPOSIT
(COST $3,100,000)		3,100,000
Cash Equivalents — 1.3%
Repurchase Agreements:
State Street Bank & Trust, dated 7/31/07, 3.52% due 8/1/07,
maturity amount $609,389 (collateralized by U.S. Government
Agency Obligations, Fannie Mae, 31359MW66, 6.00%,
8/22/2016, market value $625,250)	609,330	609,330
Money Market Demand Accounts:
Self-Help Credit Union, 4.680%, 8/1/2007 (a)	229,290	229,290
University National Bank, 2.510%, 8/1/2007 (a)	108,917	108,917
TOTAL CASH EQUIVALENTS
(COST $947,537)		947,537
Total Investments — 99.1%
(COST $72,621,432) (b)		71,654,854
Other Assets, less liabilities — 0.9%		656,680
Net Assets — 100.0%		$72,311,534
______________
(a)

Securities (other than short-term obligations with remaining maturities of less than 60 days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

(b)

The aggregate cost for book and federal income tax purposes is $72,621,432. The aggregrate gross unrealized appreciation is $93,469, and the aggregate gross unrealized depreciation is $1,060,047, resulting in net unrealized depreciation of $966,578.

AMBAC — American Municipal Bond Assurance Corporation

CMO — Collateralized Mortgage Obligation

FGIC — Financial Guarantee Insurance Company

FSA — Financial Security Assurance Company

MBIA — Municipal Bond Investors Assurance

VR — Variable interest rate. Rate shown is that on July 31, 2007.

144A — Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI FUNDS

EXPENSE EXAMPLE

As a shareholder of the Domini Funds, you incur two types of costs:

•	Transaction costs such as redemption fees deducted from any redemption or exchange proceeds if you sell or exchange shares of the fund after holding them less than 60 days
•	Ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on February 1, 2007, and held through July 31, 2007.

Actual Expenses

The line of the table captioned “Actual Expenses” below provides information about actual account value and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you paid over the period as follows:

•	Divide your account value by $1,000.
•	Multiply your result in step 1 by the number in the first line under the heading “Expenses Paid During Period” in the table.
•	The result equals the estimated expenses you paid on your account during the period.

Hypothetical Expenses

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s return. The hypothetical account values and expenses may not be used to estimate actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Name	Expenses	Beginning Account Value as of 2/1/2007	Ending Account Value as of 7/31/2007	Expenses Paid During Period 02/01/2007 – 7/31/2007

Domini Social Equity Fund Investor Shares	Actual Expenses	$1,000.00	$997.30	$5.35[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.44	$5.41[1]
Domini Social Equity Fund Class R Shares	Actual Expenses	$1,000.00	$988.00	$3.86[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.93	$3.91[1]
Domini European Social Equity Fund	Actual Expenses	$1,000.00	$1,040.70	$8.10[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,016.86	$8.00[2]
Domini PacAsia Social Equity Fund	Actual Expenses	$1,000.00	$1,062.40	$8.13[3]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,016.91	$7.95[3]
Domini EuroPacific Social Equity Fund	Actual Expenses	$1,000.00	$1,033.00	$7.96[4]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,016.96	$7.90[4]
Domini Social Bond Fund	Actual Expenses	$1,000.00	$1,016.70	$4.75[5]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.08	$4.76[5]
1

Expenses are equal to the Fund’s annualized expense ratio of 1.08% for Investor shares, or 0.78% for Class R shares, multiplied by average account value over the period, multiplied by 181, and divided by 365. The example reflects the aggregate expenses of the Fund and the Domini Social Equity Trust, the underlying portfolio in which the Fund invests.

2

Expenses are equal to the Fund’s annualized expense ratio of 1.60%, multiplied by average account value over the period, multiplied by 181, and divided by 365. The example reflects the aggregate expenses of the Fund and the Domini European Social Equity Trust, the underlying portfolio in which the Fund invests.

3

Expenses are equal to the Fund’s annualized expense ratio of 1.59%, multiplied by average account value over the period, multiplied by 181, and divided by 365. The example reflects the aggregate expenses of the Fund and the Domini PacAsia Social Equity Trust, the underlying portfolio in which the Fund invests.

4

Expenses are equal to the Fund’s annualized expense ratio of 1.58%, multiplied by average account value over the period, multiplied by 181, and divided by 365. The example reflects the aggregate expenses of the Fund and the Domini EuroPacific Social Equity Trust, the underlying portfolio in which the Fund invests.

5	Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by average account value over the period, multiplied by 181, and divided by 365.

Domini Funds — Expense Example	53

THIS PAGE INTENTIONALLY LEFT BLANK

FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY TRUST

DOMINI EUROPEAN SOCIAL EQUITY TRUST

DOMINI PACASIA SOCIAL EQUITY TRUST

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST

STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2007

ASSETS:
Investments at cost
Investments at value
Foreign currency, at value (cost $0, $198, $56,344, and $86, respectively)
Receivable for securities sold
Dividend, interest, and tax reclaim receivables
Total assets
LIABILITIES:
Payable for securities purchased
Management fee payable
Other accrued expenses
Total liabilities
NET ASSETS APPLICABLE TO INVESTORS’ BENEFICIAL INTERESTS

	Domini Social Equity Trust	Domini European Social Equity Trust	Domini PacAsia Social Equity Trust	Domini EuroPacific Social Equity Trust
ASSETS:
Investments at cost	$1,185,283,381	$122,848,928	$26,074,534	$14,603,497
Investments at value	$1,295,180,588	$133,280,381	$27,188,337	$14,291,033
Foreign currency, at value (cost $0, $198, $56,344, and $86, respectively)	—	198	56,347	86
Receivable for securities sold	78,105,819	197	—	180,115
Dividend, interest, and tax reclaim receivables	1,564,090	375,914	74,757	37,672
Total assets	1,374,850,497	133,656,690	27,319,441	14,508,906
LIABILITIES:
Payable for securities purchased	78,272,517	198	294,739	434,804
Management fee payable	350,701	89,143	17,140	8,856
Other accrued expenses	156,717	64,256	1,313	334
Total liabilities	78,779,935	153,597	313,192	443,994
NET ASSETS APPLICABLE TO INVESTORS’ BENEFICIAL INTERESTS	$1,296,070,562	$133,503,093	$27,006,249	$14,064,912

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY TRUST

DOMINI EUROPEAN SOCIAL EQUITY TRUST

DOMINI PACASIA SOCIAL EQUITY TRUST

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST

STATEMENTS OF OPERATIONS

INVESTMENT INCOME:
Dividends (net of foreign taxes of $0, $722,603, $22,220, and $37,307, respectively)
Interest income
Investment income
EXPENSES:
Management fee
Custody fees
Professional fees
Trustees fees
Miscellaneous
Total expenses
Fees paid indirectly
Fees waived and expenses reimbursed
Net expenses
NET INVESTMENT INCOME (LOSS)
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS) FROM:
Investments
Foreign currency
Net realized gain (loss)
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments
Translation of assets and liabilities in foreign currencies
Net change in unrealized appreciation (depreciation)
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS

	Domini Social Equity Trust	Domini European Social Equity Trust	Domini PacAsia Social Equity Trust	Domini EuroPacific Social Equity Trust
	FOR THE YEAR ENDED JULY 31, 2007	FOR THE YEAR ENDED JULY 31, 2007	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2007	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2007
INVESTMENT INCOME:
Dividends (net of foreign taxes of $0, $722,603, $22,220, and $37,307, respectively)	$24,239,924	$4,840,597	$230,248	$266,261
Interest income	84,867	20,761	5,313	4,150
Investment income	24,324,791	4,861,358	235,561	270,411
EXPENSES:
Management fee	3,716,184	795,714	85,183	36,269
Custody fees	316,873	169,618	101,138	99,394
Professional fees	207,730	44,370	40,520	40,351
Trustees fees	48,151	3,195	213	83
Miscellaneous	75,280	3,980	8,991	8,809
Total expenses	4,364,218	1,016,877	236,045	184,906
Fees paid indirectly	(145,233)	(52,716)	(13,145)	(4,246)
Fees waived and expenses reimbursed	(108,473)	(78,112)	(134,887)	(143,241)
Net expenses	4,110,512	886,049	88,013	37,419
NET INVESTMENT INCOME (LOSS)	20,214,279	3,975,309	147,548	232,992
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS) FROM:
Investments	363,584,469	10,072,971	143,065	95,053
Foreign currency	—	(47,809)	(73,689)	(35,565)
Net realized gain (loss)	363,584,469	10,025,162	69,376	59,488
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments	(171,583,725)	6,759,558	1,113,803	(312,463)
Translation of assets and liabilities in foreign currencies	—	622	376	(378)
Net change in unrealized appreciation (depreciation)	(171,583,725)	6,760,180	1,114,179	(312,841)
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY	192,000,744	16,785,342	1,183,555	(253,353)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$212,215,023	$20,760,651	$1,331,103	$(20,361)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY TRUST

DOMINI EUROPEAN SOCIAL EQUITY TRUST

DOMINI PACASIA SOCIAL EQUITY TRUST

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Domini Social Equity Trust
	YEAR ENDED JULY 31, 2007	YEAR ENDED JULY 31, 2006
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$20,214,279	$22,399,802
Net realized gain (loss)	363,584,469	(38,712,595)
Net change in unrealized appreciation (depreciation)	(171,583,725)	38,008,922
Net Increase (Decrease) in Net Assets Resulting from Operations	212,215,023	21,696,129
TRANSACTIONS IN INVESTORS’ BENEFICIAL INTEREST:
Additions	149,773,706	245,457,285
Reductions	(473,539,053)	(471,501,091)
Net Increase (Decrease) in Net Assets from Transactions in Investors’ Beneficial Interests	(323,765,347)	(226,043,806)
Total Increase (Decrease) in Net Assets	(111,550,324)	(204,347,677)
NET ASSETS:
Beginning of period	1,407,620,886	1,611,968,563
End of period	$1,296,070,562	$1,407,620,886

	Domini European Social Equity Trust		Domini PacAsia Social Equity Trust	Domini EuroPacific Social Equity Trust
	YEAR ENDED JULY 31, 2007	FOR THE PERIOD OCTOBER 3, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2006	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2007	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2007
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$3,975,309	$976,092	$147,548	$232,992
Net realized gain (loss)	10,025,162	1,574,769	69,376	59,488
Net change in unrealized appreciation (depreciation)	6,760,180	3,677,012	1,114,179	(312,841)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,760,651	6,227,873	1,331,103	(20,361)
TRANSACTIONS IN INVESTORS’ BENEFICIAL INTEREST:
Additions	78,695,157	51,295,957	26,495,325	14,712,073
Reductions	(21,885,599)	(1,590,946)	(820,179)	(626,800)
Net Increase (Decrease) in Net Assets from Transactions in Investors’ Beneficial Interests	56,809,558	49,705,011	25,675,146	14,085,273
Total Increase (Decrease) in Net Assets	77,570,209	55,932,884	27,006,249	14,064,912
NET ASSETS:
Beginning of period	55,932,884	—	—	—
End of period	$133,503,093	$55,932,884	$27,006,249	$14,064,912

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

DOMINI SOCIAL EQUITY TRUST
	YEAR ENDED JULY 31,
	2007		2006		2005		2004		2003
Net assets (in millions)	$1,296		$1,408		$1,612		$1,527		$1,318
Total return	16.00%		1.46%		11.48%		12.01%		12.13%
Ratio of net investment income (loss) to average net assets (annualized)	1.44%		1.48%		1.92%		1.25%		1.32%
Ratio of expenses to average net assets (annualized)	0.30	%(1)(2)	0.22	%(2)	0.23	%(2)	0.24	%(2)	0.23	%(1)(2)
Portfolio turnover rate	126%		12%		9%		8%		8%

(1)

Reflects an expense reimbursement and fee waiver by the Manager of 0.01% for the year ended July 31, 2007, and 0.01% for the year ended July 31, 2003. Had the Manager not waived its fee and reimbursed expenses, the ratio of expenses to average net assets would have been 0.31% for the year ended July 31, 2007, and 0.24% for the year ended July 31, 2003.

(2)

Ratio of expenses to average net assets does not include indirectly paid expenses. Including indirectly paid expenses, the expense ratios would have been 0.29%, 0.21%, 0.22%, 0.24%, and 0.23%, for the years ended July 31, 2007, 2006, 2005, 2004, and 2003, respectively.

DOMINI EUROPEAN SOCIAL EQUITY TRUST
	YEAR ENDED JULY 31, 2007		FOR THE PERIOD OCTOBER 3, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2006
Net assets (in millions)	$134		$56
Total return	27.45%		25.96	%*
Ratio of net investment income to average net assets (annualized)	3.75%		$3.92%
Ratio of expenses to average net assets (annualized)	0.88	%(1)(2)	0.88	%(1)(2)
Portfolio turnover rate	88%		69	%*

*	Not annualized.
(1)

Reflects an expense reimbursement and fee waiver by the Manager of 0.07% for the year ended July 31, 2007, and 0.47% for the period ended July 31, 2006. Had the Manager not waived its fee, the ratio of expenses to average net assets would have been 0.96% for the year ended July 31, 2007, and 1.35% for the period ended July 31, 2006.

(2)

Ratio of expenses to average net assets does not include indirectly paid expenses. Including indirectly paid expenses, the expense ratios would have been 0.83% for the year ended July 31, 2007, and 0.77% for the period ended July 31, 2006.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

DOMINI PACASIA SOCIAL EQUITY TRUST
	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2007
Net assets (in millions)	$27
Total return	7.14	%*
Ratio of net investment income to average net assets (annualized)	1.30%
Ratio of expenses to average net assets (annualized)	0.89	%(1)(2)
Portfolio turnover rate	41	%*

*	Not annualized.
(1)

Reflects an expense reimbursement and fee waiver of 1.19% for the period ended July 31, 2007. Had the Manager not waived its fee, the ratio of expenses to average net assets would have been 2.08% for the period ended July 31, 2007.

(2)	Ratio of expenses to average net assets does not include indirectly paid expenses. Including indirectly paid expenses, the expense ratio would have been 0.77% for the period ended July 31, 2007.

DOMINI EUROPACIFIC SOCIAL EQUITY TRUST
	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2007
Net assets (in millions)	$14
Total return	4.38	%*
Ratio of net investment income to average net assets (annualized)	4.82%
Ratio of expenses to average net assets (annualized)	0.86	%(1)(2)
Portfolio turnover rate	46	%*

*	Not annualized.
(1)

Reflects an expense reimbursement and fee waiver by the Manager of 2.96% for the period ended July 31, 2007. Had the Manager not waived its fee, the ratio of expenses to average net assets would have been 3.82% for the period ended July 31, 2007.

(2)	Ratio of expenses to average net assets does not include indirectly paid expenses. Including indirectly paid expenses, the expense ratio would have been 0.77% for the period ended July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY TRUST

DOMINI EUROPEAN SOCIAL EQUITY TRUST

DOMIN PACASIA SOCIAL EQUITY TRUST

DOMIN EUROPACIFIC SOCIAL EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS

July 31, 2007

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Social Trust was organized as a trust under the laws of the State of New York on June 7, 1989, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Domini Social Trust consists of four separate series: Domini Social Equity Trust, Domini European Social Equity Trust, Domini PacAsia Social Equity Trust, and Domini EuroPacific Social Equity Trust (each a “Trust” and collectively the “Trusts”). The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Trusts. Each Trust seeks to provide its shareholders with long-term total return.

The Domini Social Equity Trust was designated as a series of the Domini Social Trust on June 7, 1989, and began investment operations on June 3, 1991. The Trust invests primarily in stocks of U.S. companies that meet Domini’s social and environmental standards.

The Domini European Social Equity Trust was designated as a series of the Domini Social Trust on August 1, 2005, and commenced investment operations on October 3, 2005. The Trust invests primarily in stocks of European companies that meet Domini’s social and environmental standards.

The Domini PacAsia Social Equity Trust was designated as a series of the Domini Social Trust on August 1, 2006, and commenced investment operations on December 27, 2006. The Trust invests primarily in stocks of Asia-Pacific companies that meet Domini’s social and environmental standards.

The Domini EuroPacific Social Equity Trust was designated as a series of the Domini Social Trust on August 1, 2006, and commenced investment operations on December 27, 2006. The Trust invests primarily in stocks of European and Asia-Pacific companies that meet Domini’s social and environmental standards.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Trusts’ significant accounting policies.

(A) Valuation of Investments. Securities listed or traded on national securities exchanges are valued at the last sale price reported by the security’s primary exchange or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Trusts’ Board of Trustees.

Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Trusts’ manager or submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors (including the use of an independent pricing service) by or under the direction of the Board of Trustees or its delegates.

(B) Repurchase Agreements. The Trusts may enter into repurchase agreements with selected banks or broker-dealers. Each repurchase agreement is recorded at cost, which approximates fair value. The Trusts require that collateral, represented by securities (primarily U.S. government agency securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable each Trust to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by another party to the repurchase agreement, retention of the collateral may be subject to legal proceedings.

(C) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees.

Notes to Financial Statements	65

The Trusts do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(D) Foreign Currency Contracts. When the Trusts purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date.

(E) Investment Transactions and Investment Income. Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income, net of any applicable withholding tax, is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Trusts.

(F) Federal Taxes. The Trusts will be treated as partnerships for U.S. federal income tax purposes and are therefore not subject to U.S. federal income tax. As such, investors in the Trusts will be taxed on their share of the applicable Trust’s ordinary income and capital gains. It is intended that the Trusts will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

66	Notes to Financial Statements

2. TRANSACTIONS WITH AFFILIATES

(A) Manager. Domini Social Investments LLC (Domini) is registered as an investment advisor under the Investment Advisers Act of 1940. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Trusts. For its services under the Management Agreements, Domini receives from each Trust a fee accrued daily and paid monthly at the annual rate below of the respective Trusts’ average daily net assets before any fee waivers:

Domini Social Equity Trust	0.20% of the first $2 billion of net assets managed,
(prior to November 30, 2006)	0.19% of the next $500 million of net assets managed, and 0.18% of net assets managed in excess of $2.5 billion

Domini Social Equity Trust	0.30% of the first $2 billion of net assets managed,
(effective November 30, 2006)	0.29% of the next $1 billion of net assets managed, and 0.28% of net assets managed in excess of $3 billion

Domini European Social Equity Trust,	0.75% of the first $250 million of net assets managed,
Domini PacAsia Social Equity Trust, and	0.70% of the next $250 million of net assets managed,
Domini EuroPacific Social Equity Trust	and 0.65% of net assets managed in excess of $500 million

For the period ended July 31, 2007, Domini voluntarily waived fees and reimbursed expenses as follows:

	FEES WAIVED	EXPENSES REIMBURSED

Domini Social Equity Trust	$108,473	—
Domini European Social Equity Trust	$78,112	—
Domini PacAsia Social Equity Trust	$85,183	$49,704
Domini EuroPacific Social Equity Trust	$36,269	$106,972

(B) Submanager. Wellington Management Company, LLP (Wellington) provides investment submanagement services to the Trusts on a day-to-day basis pursuant to Submanagement Agreements with Domini. Domini pays Wellington from its management fees. Prior to November 30, 2006, SSgA Funds Management, Inc. provided these services to Domini Social Equity Trust.

3. INVESTMENT TRANSACTIONS

For the period ended July 31, 2007, cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, were as follows:

	PURCHASES	SALES
Domini Social Equity Trust	$1,732,845,489	$2,036,593,561
Domini European Social Equity Trust	151,212,600	91,219,391
Domini PacAsia Social Equity Trust	33,026,789	7,557,949
Domini EuroPacific Social Equity Trust	17,796,945	3,628,141

Notes to Financial Statements	67

Per the Trusts’ arrangement with State Street Bank and Trust Company (formerly Investors Bank and Trust Company), credits realized as a result of uninvested cash balances are used to reduce a portion of the Trusts’ expenses. For the period ended July 31, 2007, custody fees of the Trusts, under these arrangements, were reduced by $145,233, $52,716, $13,145, and $4,246 for the Domini Social Equity Trust, Domini European Social Equity Trust, Domini PacAsia Social Equity Trust, and Domini EuroPacific Social Equity Trust, respectively.

4. OTHER ACCOUNTING PRONOUNCEMENTS

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of July 31, 2007, management of the Trusts is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

68	Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors

Domini Social Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Domini Social Equity Trust, Domini European Social Equity Trust, Domini PacAsia Social Equity Trust, and Domini EuroPacific Social Equity Trust (collectively the “Trusts”), each a series of Domini Social Trust (formerly Domini Social Index Portfolio), as of July 31, 2007, and the related statements of operations for the year or period then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Trusts as of July 31, 2007, the results of their operations for the year or period then ended, and the changes in their net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts September 24, 2007

DOMINI SOCIAL EQUITY FUND

DOMINI EUROPEAN SOCIAL EQUITY FUND

DOMINI PACASIA SOCIAL EQUITY FUND

DOMINI EUROPACIFIC SOCIAL EQUITY FUND

STATEMENTS OF ASSETS AND LIABILITIES

JULY 31, 2007

ASSETS:
Investment in Portfolio, at value
Receivable for capital shares
Total assets
LIABILITIES:
Payable for capital shares
Sponsorship/Management fee payable
Distribution fee payable
Other accrued expenses
Total liabilities
NET ASSETS
NET ASSETS CONSIST OF:
Paid-in capital
Undistributed net investment income (loss)
Accumulated net realized gain (loss) from Portfolio
Net unrealized appreciation (depreciation) from Portfolio
NET ASSETS
NET ASSET VALUE PER SHARE
Investor shares:
Net assets
Outstanding shares of beneficial interest
Net asset value and offering price per share*
Class R shares:
Net assets
Outstanding shares of beneficial interest
Net asset value and offering price per share*
______________
*	Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

	Domini Social Equity Fund	Domini European Social Equity Fund	Domini PacAsia Social Equity Fund	Domini EuroPacific Social Equity Fund
ASSETS:
Investment in Portfolio, at value	$1,125,025,974	$128,022,420	$25,955,110	$13,259,434
Receivable for capital shares	842,393	211,841	130,360	89,169
Total assets	1,125,868,367	128,234,261	26,085,470	13,348,603
LIABILITIES:
Payable for capital shares	1,010,255	225,095	—	—
Sponsorship/Management fee payable	456,068	28,510	5,483	2,804
Distribution fee payable	113,526	25,892	—	—
Other accrued expenses	267,300	106,742	17,159	6,498
Total liabilities	1,847,149	386,239	22,642	9,302
NET ASSETS	$1,124,021,218	$127,848,022	$26,062,828	$13,339,301
NET ASSETS CONSIST OF:
Paid-in capital	$976,405,665	$108,674,927	$24,905,062	$13,537,430
Undistributed net investment income (loss)	706,814	50,000	(40,150)	8,060
Accumulated net realized gain (loss) from Portfolio	(36,671)	9,146,378	122,791	82,470
Net unrealized appreciation (depreciation) from Portfolio	146,945,410	9,976,717	1,075,125	(288,659)
NET ASSETS	$1,124,021,218	$127,848,022	$26,062,828	$13,339,301
NET ASSET VALUE PER SHARE
Investor shares:
Net assets	$1,066,137,853	$127,848,022	$26,062,828	$13,339,301
Outstanding shares of beneficial interest	31,356,486	8,584,797	2,448,867	1,301,115
Net asset value and offering price per share*	$34.00	$14.89	$10.64	$10.25
Class R shares:
Net assets	$57,883,365
Outstanding shares of beneficial interest	4,502,924
Net asset value and offering price per share*	$12.85

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND

DOMINI EUROPEAN SOCIAL EQUITY FUND

DOMINI PACASIA SOCIAL EQUITY FUND

DOMINI EUROPACIFIC SOCIAL EQUITY FUND

STATEMENTS OF OPERATIONS

INCOME:
Investment income from Portfolio (net of foreign taxes $0, $693,172, $21,400, and $35,118, respectively)
Expenses from Portfolio
Net investment income (loss) from Portfolio
EXPENSES:
Sponsor/Management fee
Distribution fees – Investor shares
Transfer agent fees
Printing
Miscellaneous
Professional fees
Registration fees
Trustees fees
Accounting fees
Total expenses
Fees waived and expenses reimbursed
Net expenses
NET INVESTMENT INCOME (LOSS)
REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO:
NET REALIZED GAIN (LOSS) FROM PORTFOLIO:
Investments
Foreign Currency
Net realized gain (loss)
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM PORTFOLIO:
Investments
Translation of assets and liabilities in foreign currencies
Net change in unrealized appreciation (depreciation)
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS

	Domini Social Equity Fund	Domini European Social Equity Fund	Domini PacAsia Social Equity Fund	Domini EuroPacific Social Equity Fund
	FOR THE YEAR ENDED JULY 31, 2007	FOR THE YEAR ENDED JULY 31, 2007	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2007	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2007
INCOME:
Investment income from Portfolio (net of foreign taxes $0, $693,172, $21,400, and $35,118, respectively)	$20,554,044	$4,653,046	$227,294	$254,354
Expenses from Portfolio	(3,500,425)	(842,428)	(84,918)	(35,268)
Net investment income (loss) from Portfolio	17,053,619	3,810,618	142,376	219,086
EXPENSES:
Sponsor/Management fee	5,512,769	252,035	27,431	11,471
Distribution fees – Investor shares	2,831,912	252,035	27,431	11,471
Transfer agent fees	1,702,650	246,601	28,031	22,700
Printing	248,620	24,784	9,811	9,662
Miscellaneous	174,529	14,413	717	248
Professional fees	132,228	35,055	25,652	25,531
Registration fees	51,993	46,854	10,303	9,115
Trustees fees	39,815	3,018	206	78
Accounting fees	23,370	14,295	7,867	7,850
Total expenses	10,717,886	889,090	137,449	98,126
Fees waived and expenses reimbursed	(1,547,446)	(121,765)	(48,057)	(60,800)
Net expenses	9,170,440	767,325	89,392	37,326
NET INVESTMENT INCOME (LOSS)	7,883,179	3,043,293	52,984	181,760
REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO:
NET REALIZED GAIN (LOSS) FROM PORTFOLIO:
Investments	311,713,708	9,553,295	137,242	89,309
Foreign Currency	—	(44,756)	(71,755)	(33,289)
Net realized gain (loss)	311,713,708	9,508,539	65,487	56,020
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM PORTFOLIO:
Investments	(153,726,679)	6,309,694	1,074,798	(288,236)
Translation of assets and liabilities in foreign currencies	—	381	327	(423)
Net change in unrealized appreciation (depreciation)	(153,726,679)	6,310,075	1,075,125	(288,659)
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO	157,987,029	15,818,614	1,140,612	(232,639)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$165,870,208	$18,861,907	$1,193,596	$(50,879)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND

DOMINI EUROPEAN SOCIAL EQUITY FUND

DOMINI PACASIA SOCIAL EQUITY FUND

DOMINI EUROPACIFIC SOCIAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Domini Social Equity Fund
	YEAR ENDED JULY 31, 2007	YEAR ENDED JULY 31, 2006
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$7,883,179	$9,301,237
Net realized gain (loss) from Portfolio	311,713,708	(31,706,488)
Net change in unrealized appreciation (depreciation) from Portfolio	(153,726,679)	32,607,374
Net Increase (Decrease) in Net Assets Resulting from Operations	165,870,208	10,202,123
DISTRIBUTIONS AND/OR DIVIDENDS:
Dividends to shareholders from net investment income:
Investor shares	(7,476,620)	(8,688,804)
Class R shares	(555,388)	(450,837)
Distributions to shareholders from net realized gain:
Investor shares	—	—
Class R shares	—	—
Net Decrease in Net Assets from Distributions and/or Dividends	(8,032,008)	(9,139,641)
CAPITAL SHARE TRANSACTIONS:
Investor Shares:
Proceeds from sale of shares	106,056,177	119,920,657
Net asset value of shares issued in reinvestment of distributions and dividends	7,147,865	8,306,089
Redemption fees	31,677	28,060
Payments for shares redeemed	(291,821,985)	(307,233,912)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(178,586,266)	$(178,979,106)

	Domini European Social Equity Fund		Domini PacAsia Social Equity Fund	Domini EuroPacific Social Equity Fund
	YEAR ENDED JULY 31, 2007	FOR THE PERIOD OCTOBER 3, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2006	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2007	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2007
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$3,043,293	$767,394	$52,984	$181,760
Net realized gain (loss) from Portfolio	9,508,539	1,562,562	65,487	56,020
Net change in unrealized appreciation (depreciation) from Portfolio	6,310,075	3,666,642	1,075,125	(288,659)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,861,907	5,996,598	1,193,596	(50,879)
DISTRIBUTIONS AND/OR DIVIDENDS:
Dividends to shareholders from net investment income:
Investor shares	(2,909,050)	(801,320)	(35,830)	(147,250)
Class R shares	—	—	—	—
Distributions to shareholders from net realized gain:
Investor shares	(1,977,345)	—	—	—
Class R shares	—	—	—	—
Net Decrease in Net Assets from Distributions and/or Dividends	(4,886,395)	(801,320)	(35,830)	(147,250)
CAPITAL SHARE TRANSACTIONS:
Investor Shares:
Proceeds from sale of shares	69,480,419	50,870,995	25,605,680	13,726,761
Net asset value of shares issued in reinvestment of distributions and dividends	3,616,408	459,720	13,705	138,361
Redemption fees	27,559	3,551	617	274
Payments for shares redeemed	(14,675,818)	(1,105,602)	(714,940)	(327,966)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	$58,448,568	$50,228,664	$24,905,062	$13,537,430

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

	Domini Social Equity Fund
	YEAR ENDED JULY 31, 2007	YEAR ENDED JULY 31, 2006
Class R Shares:
Proceeds from sale of shares	$24,434,667	$21,274,147
Net asset value of shares issued in reinvestment of distributions and dividends	555,264	450,734
Redemption fees	3,732	4,865
Payments for shares redeemed	(17,577,846)	(36,793,735)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	7,415,817	(15,063,989)
Total Increase (Decrease) in Capital Share Transactions	(171,170,449)	(194,043,095)
Total Increase (Decrease) in Net Assets	(13,332,249)	(192,980,613)
NET ASSETS:
Beginning of period	1,137,353,467	1,330,334,080
End of period	$1,124,021,218	$1,137,353,467
Undistributed net investment income (loss)	$706,814	$939,826
CAPITAL SHARE TRANSACTIONS IN SHARES:
Investor Shares:
Sold	3,151,547	3,988,472
Issued in reinvestment of distributions and/or dividends	208,566	276,338
Redeemed	(8,747,440)	(10,242,766)
Net Increase (Decrease)	(5,387,327)	(5,977,956)
Class R Shares:
Sold	1,859,669	1,855,343
Issued in reinvestment of distributions and/or dividends	42,312	39,680
Redeemed	(1,386,593)	(3,209,549)
Net Increase (Decrease)	515,388	(1,314,526)

	Domini European Social Equity Fund		Domini PacAsia Social Equity Fund	Domini EuroPacific Social Equity Fund
	YEAR ENDED JULY 31, 2007	FOR THE PERIOD OCTOBER 3, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2006	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2007	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2007
Class R Shares:
Proceeds from sale of shares	$—	$—	$—	$—
Net asset value of shares issued in reinvestment of distributions and dividends	—	—	—	—
Redemption fees	—	—	—	—
Payments for shares redeemed	—	—	—	—
Net Increase (Decrease) in Net Assets from Capital Share Transactions	—	—	—	—
Total Increase (Decrease) in Capital Share Transactions	58,448,568	50,228,664	24,905,062	13,537,430
Total Increase (Decrease) in Net Assets	72,424,080	55,423,942	26,062,828	13,339,301
NET ASSETS:
Beginning of period	55,423,942	—	—	—
End of period	$127,848,022	$55,423,942	$26,062,828	$13,339,301
Undistributed net investment income (loss)	$50,000	$(42,909)	$(40,150)	$8,060
CAPITAL SHARE TRANSACTIONS IN SHARES:
Investor Shares:
Sold	4,809,600	4,561,506	2,515,380	1,318,624
Issued in reinvestment of distributions and/or dividends	245,492	39,631	1,309	13,202
Redeemed	(976,912)	(94,520)	(67,822)	(30,711)
Net Increase (Decrease)	4,078,180	4,506,617	2,448,867	1,301,115
Class R Shares:
Sold	—	—	—	—
Issued in reinvestment of distributions and/or dividends	—	—	—	—
Redeemed	—	—	—	—
Net Increase (Decrease)	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND – INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	YEAR ENDED JULY 31,
	2007		2006		2005		2004		2003
For a share outstanding for the period:
Net asset value, beginning of period	$29.73		$29.74		$27.18		$24.55		$22.19
Income from investment operations:
Net investment income (loss)	0.23		0.23		0.34		0.15		0.14
Net realized and unrealized gain (loss) on investments	4.26		(0.02)		2.56		2.61		2.37
Total income from investment operations	4.49		0.21		2.90		2.76		2.51
Less dividends and distributions:
Dividends to shareholders from net investment income	(0.22)		(0.22)		(0.34)		(0.13)		(0.15)
Distributions to shareholders from net realized gain	—		—		—		—		—
Total distributions	(0.22)		(0.22)		(0.34)		(0.13)		(0.15)
Redemption fee proceeds**	—	*	—	*	—	*	—	*	—
Net asset value, end of period	$34.00		$29.73		$29.74		$27.18		$24.55
Total return	15.11%		0.72%		10.68%		11.24%		11.36%
Portfolio turnover†	126%		12%		9%		8%		8%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$1,066		$1,092		$1,271		$1,261		$1,099
Ratio of expenses to average net assets	1.08	%(1)	0.95	%(1)	0.95	%(1)	0.94	%(1)	0.92	%(1)
Ratio of net investment income (loss) to average net assets	0.66%		0.74%		1.20%		0.55%		0.63%
*	Amount represents less than 0.005 per share.
**	Redemption fee instituted on December 1, 2003.
†	For the Trust in which the Fund invests.
(1)

Reflects a waiver of fees by the Manager of the Trust, the Sponsor, and the Distributor of the Fund. Had the Manager, the Sponsor, and the Distributor not waived their fees, the ratio of expenses to average net assets would have been 1.23%, 1.14%, 1.13%, 1.16%, and 1.26%, for the years ended July 31, 2007, 2006, 2005, 2004, and 2003, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND – CLASS R SHARES

FINANCIAL HIGHLIGHTS

	YEAR ENDED JULY 31,						FOR THE PERIOD NOVEMBER 28, 2003 (COMMENCEMENT OF OPERATIONS) THROUGH
	2007		2006		2005		JULY 31, 2004
For a share outstanding for the period:
Net asset value, beginning of period	$11.25		$11.25		$10.28		$10.00
Income from investment operations:
Net investment income (loss)	0.12		0.11		0.15		0.07
Net realized and unrealized gain (loss) on investments	1.62		0.01		0.98		0.35
Total income from investment operations	1.74		0.12		1.13		0.42
Less dividends and distributions:
Dividends to shareholders from net investment income	(0.14)		(0.12)		(0.16)		(0.14)
Redemption fee proceeds**	—	*	—	*	—	*	—	*
Net asset value, end of period	$12.85		$11.25		$11.25		$10.28
Total return	15.43%		1.04%		11.04%		4.14	%‡
Portfolio turnover†	126%		12%		9%		8%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$58		$45		$60		$34
Ratio of expenses to average net assets	0.78	%(1)	0.63	%(1)	0.62	%(1)	0.63	%(1)
Ratio of net investment income (loss) to average net assets	0.89%		1.07%		1.35%		0.79%
*	Amount represents less than 0.005 per share.
**	Redemption fee instituted on December 1, 2003.
†	For the Trust in which the Fund invests.
‡	Not annualized.
(1)

Reflects a waiver of fees by the Manager of the Trust and the Sponsor of the Fund. Had the Manager and the Sponsor not waived their fees, the ratio of expenses to average net assets would have been 0.89%, 0.78%, 0.74%, and 0.86% for the years ended July 31, 2007, 2006, 2005, and 2004, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI EUROPEAN SOCIAL EQUITY FUND

FINANCIAL HIGHLIGHTS

	YEAR ENDED JULY 31, 2007		FOR THE PERIOD OCTOBER 3, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2006
For a share outstanding for the period:
Net asset value, beginning of period	$12.30		$10.00
Income from investment operations:
Net investment income (loss)	0.36		0.19
Net realized and unrealized gain (loss) on investments	2.88		2.31
Total income from investment operations	3.24		2.50
Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.34)		(0.20)
Distributions to shareholders from net realized gain	(0.31)		—
Total distributions	(0.65)		(0.20)
Redemption fee proceeds	—	*	—	*
Net asset value, end of period	$14.89		$12.30
Total return	26.49%		25.11	%**
Portfolio turnover†	88%		69%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$128		$55
Ratio of expenses to average net assets	1.60	%(1)	1.59	%(1)
Ratio of net investment income (loss) to average net assets	3.02%		3.11%
*	Amount represents less than 0.005 per share.
**	Not annualized.
†	For the Trust in which the Fund invests.
(1)

Reflects a waiver of fees by the Manager of the Trust and the Manager and Distributor of the Fund. Had the Manager and the Distributor not waived their fees, the ratio of expenses to average net assets would have been 1.79% for the year ended July 31, 2007, and 1.87% for the period ended July 31, 2006.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI PACASIA SOCIAL EQUITY FUND

FINANCIAL HIGHLIGHTS

	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2007
For a share outstanding for the period:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gain (loss) on investments	0.64
Total income from investment operations	0.66
Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.02)
Distributions to shareholders from net realized gain	—
Total distributions	(0.02)
Redemption fee proceeds	—	*
Net asset value, end of period	$10.64
Total return	6.56	%**
Portfolio turnover†	41%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$26
Ratio of expenses to average net assets	1.59	%(1)
Ratio of net investment income (loss) to average net assets	0.48%
*	Amount represents less than 0.005 per share.
**	Not annualized.
†	For the Trust in which the Fund invests.
(1)

Reflects a waiver of fees by the Manager of the Trust and the Manager and Distributor of the Fund. Had the Manager and the Distributor not waived their fees, the ratio of expenses to average net assets would have been 3.22% for the period ended July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI EUROPACIFIC SOCIAL EQUITY FUND

FINANCIAL HIGHLIGHTS

	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2007
For a share outstanding for the period:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)	0.16
Net realized and unrealized gain (loss) on investments	0.22
Total income from investment operations	0.38
Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.13)
Distributions to shareholders from net realized gain	—
Total distributions	(0.13)
Redemption fee proceeds	—	*
Net asset value, end of period	10.25
Total return	3.82	%**
Portfolio turnover†	46%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$13
Ratio of expenses to average net assets	1.58	%(1)
Ratio of net investment income (loss) to average net assets	3.96%
*	Amount represents less than 0.005 per share.
**	Not annualized.
†	For the Trust in which the Fund invests.
(1)

Reflects a waiver of fees by the Manager of the Trust and the Manager and Distributor of the Fund. Had the Manager and the Distributor not waived their fees and reimbursed expenses, the ratio of expenses to average net assets would have been 5.87% for the period ended July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND

DOMINI EUROPEAN SOCIAL EQUITY FUND

DOMINI PACASIA SOCIAL EQUITY FUND

DOMINI EUROPACIFIC SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2007

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Social Investment Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Domini Social Investment Trust comprises five separate series: Domini Social Equity Fund, Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, Domini EuroPacific Social Equity Fund, and Domini Social Bond Fund (each the “Fund,” collectively the “Funds”). The financial statements of the Domini Social Bond Fund are included elsewhere in this report. Each Fund invests substantially all of its assets in the Domini Social Equity Trust, Domini European Social Equity Trust, Domini PacAsia Social Equity Trust, and Domini EuroPacific Social Equity Trust, respectively (the “Trusts”). The Trusts are diversified, open-end management investment companies having the same investment objectives as the respective Funds. The Trusts are each a series of Domini Social Trust. The values of such investments reflect the Funds’ proportionate interest in the net assets of the Trusts (approximately 86.8% of Domini Social Equity Trust, 95.9% of Domini European Social Equity Trust, 96.1% of Domini PacAsia Social Equity Trust, and 94.3% of Domini EuroPacific Social Equity Trust, respectively, at July 31, 2007). The financial statements of the Trusts are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Funds’ significant accounting policies.

(A) Valuation Of Investments. Valuation of securities by the Trusts is discussed in Note 1 of the Trusts’ Notes to Financial Statements, which are included elsewhere in this report.

(B) Investment Income and Dividends to Shareholders. The Funds earn income daily, net of Trust expenses, on their investments in the Trusts. Dividends to shareholders are usually declared and paid semi-annually from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

(C) Federal Taxes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

(D) Other. All net investment income and realized and unrealized gains and losses of the Trusts are allocated pro rata on a daily basis among the Funds and the other investors in the Trusts.

(E) Redemption Fees. Redemptions and exchanges of Fund shares held less than 60 days may be subject to the Funds’ redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and are recorded as an adjustment to paid-in capital.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager. The Trusts have retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. The services provided by and fees paid to Domini under the Management Agreements are discussed in Note 2(A) of the Trusts’ Notes to Financial Statements, which are included elsewhere in this Report.

(B) Submanager. Wellington Management Company, LLP (Wellington) provides investment submanagement services to the Trusts on a day-to-day basis pursuant to Submanagement Agreements with Domini. Prior to November 30, 2006, SSgA Funds Management, Inc. was the submanager for the Domini Social Equity Trust.

(C) Sponsor/Manager. Pursuant to a Sponsorship Agreement (with respect to the Domini Social Equity Fund) and a Management Agreement (with respect to the Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini EuroPacific Social Equity Fund), Domini provides the Funds with the administrative personnel and services necessary to operate the Funds. In addition to general administrative services and facilities for the Funds similar to those provided by Domini to the Trusts under the Management Agreements, Domini answers questions from the general public and the media regarding the securities holdings of the Trusts. For these services and facilities, Domini receives fees accrued daily and paid monthly from the Funds at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

Domini Social Equity Fund	0.45% of the first $2 billion of net assets managed

84	Notes to Financial Statements

0.44% of the next $1 billion of net assets managed,
and
0.43% of net assets managed in excess of $3 billion
0.25% of the first $250 million of net assets
Domini European Social Equity Fund	managed,
0.24% of the next $250 million of net assets
Domini PacAsia Social Equity Fund, and	managed, and
0.23% of net assets managed in excess of
Domini EuroPacific Social Equity Fund	$500 million

Effective November 30, 2006, Domini has reduced its fees and reimbursed expenses to the extent necessary to keep the aggregate annual operating expenses of the Domini Social Equity Fund at no greater than 1.15% of the average daily net assets representing Investor shares and 0.85% of the average daily net assets representing Class R shares. For the period prior to November 30, 2006, Domini capped aggregate annual operating expenses at 0.95% and 0.63% for Investor and Class R shares, respectively. Since the inception of the Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini EuroPacific Social Equity Fund, Domini has reduced its fees and reimbursed expenses to the extent necessary to keep the aggregate annual operating expenses of the Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini EuroPacific Social Equity Fund at no greater than 1.60% of each Fund’s average daily net assets. The waivers currently in effect are contractual and in effect until November 30, 2007, absent an earlier modification by the Board of Trustees, which oversees the Funds. For the period ended July 31, 2007, Domini waived fees and reimbursed expenses as follows:

	FEES WAIVED	EXPENSES REIMBURSED
Domini Social Equity Fund	$918,167	$—
Domini European Social Equity Fund	—	—
Domini PacAsia Social Equity Fund	26,160	—
Domini EuroPacific Social Equity Fund	11,471	37,858

(D) Distributor. The Board of Trustees of the Funds has adopted a Distribution Plan with respect to the Funds’ Investor shares in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Funds in connection with the offering of Investor shares of the Funds pursuant to a Distribution Agreement. Under the Distribution Plan, the Funds pay expenses incurred in connection with the sale of Investor shares and pay DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares. For the period ended July 31, 2007, fees waived were $629,279, $121,765, $21,897, and $11,471 for the Domini Social Equity Fund, Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini EuroPacific Social Equity Fund, respectively.

Notes to Financial Statements	85

3. INVESTMENT TRANSACTIONS

For the period ended July 31, 2007, additions and reductions in the Funds’ investment in the Trusts were as follows:

	ADDITIONS	REDUCTIONS
Domini Social Equity Fund	$130,669,839	$319,410,270
Domini European Social Equity Fund	69,514,566	16,454,530
Domini PacAsia Social Equity Fund	25,475,832	803,708
Domini EuroPacific Social Equity Fund	13,637,800	364,813

4. FEDERAL TAX STATUS

The tax basis of the components of net assets for the Funds at July 31, 2007, are as follows:

	DOMINI SOCIAL EQUITY FUND	DOMINI EUROPEAN SOCIAL EQUITY FUND	DOMINI PACASIA SOCIAL EQUITY FUND	DOMINI EUROPACIFIC SOCIAL EQUITY FUND
Undistributed ordinary income	$706,260	$6,168,796	$207,662	$132,247
Undistributed long term capital gains	61,150,165	3,195,790	—	—
Capital losses, other losses and other temporary differences	(28,436,376)	(39,764)	2,942	(1,999)
Unrealized appreciation/(depreciation)	114,195,504	9,848,273	947,162	(328,377)
Distributable net earnings/(deficit)	$147,615,553	$19,173,095	$1,157,766	$(198,129)

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to differences in book and tax policies and capital loss carryovers.

For federal income tax purposes, dividends paid were characterized as follows:

	DOMINI SOCIAL EQUITY FUND		DOMINI EUROPEAN SOCIAL EQUITY FUND		DOMINI PACASIA SOCIAL EQUITY FUND	DOMINI EUROPACIFIC SOCIAL EQUITY FUND
	YEAR ENDED JULY 31, 2007	YEAR ENDED JULY 31, 2006	YEAR ENDED JULY 31, 2007	YEAR ENDED JULY 31, 2006	YEAR ENDED JULY 31, 2007	YEAR ENDED JULY 31, 2007
Ordinary income	$8,032,008	$9,139,641	$4,874,061	$801,320	$35,830	$147,250
Long-term capital gain	—	—	12,334	—	—	—
Total	$8,032,008	$9,139,641	$4,886,395	$801,320	$35,830	$147,250

5. OTHER ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the

86	Notes to Financial Statements

financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Fin 48 is not expected to have a material effect on the Funds’ financial statements. However, as analysis is on-going, the conclusions regarding FIN 48 may be subject to review and adjustment.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of July 31, 2007, management of the Fund is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

Notes to Financial Statements	87

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Domini Social Investment Trust:

We have audited the accompanying statement of assets and liabilities of Domini Social Equity Fund, Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini EuroPacific Social Equity Fund (collectively the “Funds”), each a series of Domini Social Investment Trust, as of July 31, 2007, and the related statements of operations for the year or period then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of the investment owned in the Trusts as of July 31, 2007, by correspondence with the record keeper for the Trusts. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of July 31, 2007, the results of their operations for the year or period then ended, and the changes in their net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 24, 2007

DOMINI SOCIAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 2007

ASSETS:
Investments at value (cost $72,621,432)	$71,654,854
Interest receivable	736,900
Receivable for capital shares	67,060
Total assets	72,458,814
LIABILITIES:
Payable for capital shares	79,077
Management fee payable	39,639
Other accrued expenses	15,780
Dividend payable	12,784
Total liabilities	147,280
NET ASSETS	$72,311,534
NET ASSETS CONSIST OF:
Paid-in capital	73,915,351
Accumulated net realized loss from investments	(637,239)
Net unrealized depreciation from investments	(966,578)
$72,311,534
NET ASSET VALUE PER SHARE
Net asset value and offering price per share* ($72,311,534 ÷ 6,803,606 outstanding shares of beneficial interest)	$10.63

______________
*	Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 2007

INCOME:
Interest income	$3,417,591
EXPENSES:
Management fee	274,690
Administrative fee	171,682
Distribution fees	171,682
Transfer agent fees	206,262
Accounting and custody fees	66,789
Printing	33,688
Professional fees	52,339
Registration	25,839
Miscellaneous	7,984
Trustees fees	2,306
Total Expenses	1,013,261
Fees waived	(361,111)
Net Expenses	652,150
NET INVESTMENT INCOME	2,765,441
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(353,795)
Net change in unrealized appreciation (depreciation) on investments	516,487
Net realized and unrealized gain (loss) from investments	162,692
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,928,133

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED JULY 31, 2007	YEAR ENDED JULY 31, 2006

INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$2,765,441	$2,441,061
Net realized gain (loss) on investments	(353,795)	(118,912)
Net change in unrealized appreciation (depreciation) on investments	516,487	(1,666,258)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,928,133	655,891
DISTRIBUTIONS AND DIVIDENDS:
Dividends to shareholders from net investment income	(2,765,441)	(2,441,353)
Distributions to shareholders from net realized gain	—	—
Net Decrease in Net Assets from Distributions and Dividends	(2,765,441)	(2,441,353)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	16,183,875	14,102,624
Net asset value of shares issued in reinvestment of distributions and dividends	2,606,151	2,299,009
Redemption fee	832	1,867
Payment for shares redeemed	(11,946,572)	(13,322,139)
Net Increase in Net Assets from Capital Share Transactions	6,844,286	3,081,361
Total Increase (Decrease) in Net Assets	7,006,978	1,295,899
NET ASSETS:
Beginning of year	65,304,556	64,008,657
End of year (including undistributed net investment income of $0 and $0, respectively)	$72,311,534	$65,304,556
CAPITAL SHARE TRANSACTIONS IN SHARES:
Sold	1,513,152	1,315,796
Issued in reinvestment of distributions and/or dividends	243,404	214,836
Redeemed	(1,118,032)	(1,246,013)
Net Increase (Decrease)	638,524	284,619

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

FINANCIAL HIGHLIGHTS

	YEAR ENDED JULY 31,
	2007		2006		2005		2004		2003
For a share outstanding for the period:
Net asset value, beginning of year	$10.59		$10.88		$10.91		$10.97		$11.03
Income from investment operations:
Net investment income (loss)	0.43		0.40		0.38		0.36		0.40
Net realized and unrealized gain (loss) on investments	0.04		(0.29)		(0.03)		(0.03)		(0.03)
Total income from investment operations	0.47		0.11		0.35		0.33		0.37
Less dividends and distributions:
Dividends to shareholders from net investment income	(0.43)		(0.40)		(0.38)		(0.36)		(0.40)
Distributions to shareholders from net realized gain	—		—		—		(0.03)		(0.03)
Total dividends and distributions	(0.43)		(0.40)		(0.38)		(0.39)		(0.43)
Redemption fee proceeds*	—	**	—	**	—	**	—	**	—
Net asset value, end of year	$10.63		$10.59		$10.88		$10.91		$10.97
Total return	4.49%		1.06%		3.25%		3.02%		3.33%
Portfolio turnover	54%		34%		25%		46%		24%
Ratios/supplemental data (annualized):
Net assets, end of period (000s)	$72,312		$65,305		$64,009		$59,288		$47,853
Ratio of expenses to average net assets	0.95	%(1)	0.95	%(1)	0.95	%(1)	0.95	%(1)	0.95	%(1)
Ratio of net investment income to average net assets	4.03%		3.76%		3.48%		3.27%		3.56%

*	Redemption fee instituted on December 1, 2003.
**	Amount represents less than $0.005 per share.
(1)

Reflects a waiver of fees by the Manager due to a contractual fee waiver. Had the Manager not waived its fees, the ratio of expenses to average net assets would have been 1.48%, 1.32%, 1.47%, 1.64%, and 1.71%, for the years ended July 31, 2007, 2006, 2005, 2004, and 2003, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2007

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Domini Social Bond Fund (the “Fund”) is a series of the Domini Social Investment Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund seeks to provide its shareholders with a high level of current income and total return by investing in bonds and other debt instruments that are consistent with the Fund’s social and environmental standards and the submanager’s security selection approach. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund’s significant accounting policies.

(A) Valuation of Investments. Bonds and other fixed-income securities (other than obligations with maturities of 60 days or less) are valued on the basis of valuations furnished by an independent pricing service, use of which has been approved by the Board of Trustees of the Fund. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund.

Securities (other than short-term obligations with remaining maturities of 60 days or less) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

(B) Repurchase Agreements. The Fund may enter into repurchase agreements with selected banks or broker-dealers. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that collateral, represented by securities (primarily U.S. government agency securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by another party to the repurchase agreement, retention of the collateral may be subject to legal proceedings.

(C) Investment Transactions, Investment Income and Dividends to Shareholders. Investment transactions are recorded on trade date. Dividends to shareholders are usually declared daily and paid monthly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

(D) Federal Taxes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

(E) Redemption Fees. Redemptions and exchanges of Fund shares held less than 60 days may be subject to the Fund’s redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and are recorded as an adjustment to paid-in capital.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Administrator. The Fund has retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services, including the provision of general office facilities and supervising the overall administration of the Fund. For its services under the Management Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.40% of the Fund’s average daily net assets. For its services under the Administration Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.25% of the Fund’s average daily net assets. For the period from November 30, 2006, until November 30, 2007, Domini is waiving its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.95% of the Fund’s average daily net assets. A similar fee waiver arrangement was in effect in prior periods. For the year ended July 31, 2007, Domini waived fees totaling $189,429.

(B) Submanager. Seix Advisors (Seix), the fixed-income division of Trusco Capital Management, Inc., provides investment submanagement services to the Fund on a day-to-day basis pursuant to a Submanagement Agreement with Domini.

94	Domini Social Bond Fund – Notes to Financial Statements

(C) Distributor. The Board of Trustees of the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. Under the Distribution Plan, the Fund pays expenses incurred in connection with the sale of Fund shares and pays DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the Fund’s average daily net assets. For the year ended July 31, 2007, fees waived totaled $171,682.

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2007, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	Purchases	Sales
Government Securities	$33,015,430	$26,238,855
Corporate Obligations	9,466,651	7,155,463
State & Municipal Obligations	—	635,000

4. FEDERAL TAX STATUS

The tax basis of the components of net assets at July 31, 2007, is as follows:

Undistributed ordinary income	$12,784
Capital losses, other losses and other temporary differences	(650,023)
Unrealized appreciation (depreciation)	(966,578)
Distributable net earnings (deficit)	$(1,603,817)

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to differences in book and tax policies and capital loss carryovers.

The Fund has net realized capital losses of $245,357 incurred during the period from November 1, 2006 through July 31, 2007. These losses are deferred and will be recognized on August 1, 2007, for tax purposes.

The Fund has accumulated capital loss carryforwards of $391,882, of which $164,532 will expire in the year 2013, $16,995 will expire in the year 2014, and $210,355 will expire in the year 2015. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

Domini Social Bond Fund – Notes to Financial Statements	95

For federal income tax purposes, dividends paid were characterized as follows:

	YEAR ENDED
	2007	2006
Ordinary income	$2,765,441	$2,441,353
Long-term capital gain	—	—
Total	$2,765,441	$2,441,353

5. OTHER ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. FIN 48 is not expected to have a material effect on the Fund’s financial statements. However, as analysis is on-going, the conclusions regarding FIN 48 may be subject to review and adjustment.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurements, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of July 31, 2007, management of the Fund is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

96	Domini Social Bond Fund – Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Domini Social Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Domini Social Bond Fund (the “Fund”), a series of the Domini Social Investment Trust, as of July 31, 2007, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini Social Bond Fund as of July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 24, 2007

THE DOMINI FUNDS

TAX INFORMATION (UNAUDITED)

FOR THE YEAR ENDED JULY 31, 2007

For tax purposes for the year ended July 31, 2007, the Funds made the following Long-Term Capital Gain Designations:

Domini Social Equity Fund	—
Domini European Social Equity Fund	12,334
Domini PacAsia Social Equity Fund	—
Domini EuroPacific Social Equity Fund	—
Domini Social Bond Fund	—

For dividends paid during the year ended July 31, 2007, the Funds designated the following as Qualified Dividend Income:

Domini Social Equity Fund	$7,881,650
Domini European Social Equity Fund	4,874,061
Domini PacAsia Social Equity Fund	35,830
Domini EuroPacific Social Equity Fund	147,250

For corporate shareholders, 98% of dividends paid from net investment income for the Domini Social Equity Fund were eligible for the corporate dividends received deduction.

	FOREIGN TAX PAID		FOREIGN SOURCE INCOME
	TOTAL	PER SHARE	TOTAL	PER SHARE
Domini European Social Equity Fund	$635,976	$0.07	$5,333,709	$0.62
Domini PacAsia Social Equity Fund	21,355	0.01	242,647	0.10
Domini EuroPacific Social Equity Fund	34,349	0.03	286,145	0.22

The foreign taxes paid or withheld per share represent taxes incurred by the Funds on interest and dividends received by the Funds from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

BOARD OF TRUSTEES’ CONSIDERATION OF MANAGEMENT AND SUBMANAGEMENT AGREEMENTS

Domini manages the assets of the Domini European Social Equity Trust (the “European Trust”) and each of its feeder funds, the Domini European Social Equity Fund and Domini European Social Equity Portfolio (together with the European Trust, the “European Funds”). In addition, Domini manages the assets of the Domini Social Bond Fund (the “Bond Fund”). Wellington Management Company LLP (“Wellington Management”) is the submanager of the European Trust. Seix Advisors is the submanager of the Bond Fund. Set forth below is a discussion of the Board of Trustees’ considerations and determinations with respect to the management and submanagement agreements for the European Funds and the Bond Fund.

Domini also manages the assets of the Domini Social Equity Trust, the Domini PacAsia Social Equity Trust, the Domini EuroPacific Social Equity Trust, and the feeder funds for the Domini PacAsia Social Equity Trust and Domini EuroPacific Social Equity Trust. Wellington Management is the submanager for each of the Domini Social Equity Trust, Domini PacAsia Social Equity Trust, and Domini EuroPacific Social Equity Trust. A discussion of the Board of Trustees’ considerations and determinations with respect to the management and submanagement agreements for the Equity Trust is included in its Annual Report for the period ended July 31, 2006. A discussion of the Board of Trustees’ considerations and determinations with respect to the management and submanagement agreements for the PacAsia and EuroPacific Funds is included in their Semi-Annual Report for the period ended January 31, 2007.

* * *

At a meeting held on April 27, 2007, the Trustees approved the continuance of the management and submanagement agreements for the Bond Fund and the European Funds. In connection with that meeting, the Trustees reviewed extensive information provided by Domini, Seix Advisors, and Wellington Management regarding, among other things, the nature and quality of services provided; legal, regulatory, and compliance matters; the fees to be paid to Domini; the fees to be paid by Domini to Seix Advisors and Wellington Management; comparable fees paid by other funds; and certain other information.

In reaching their determination to approve the agreements for the Bond Fund and European Funds, the Trustees considered a variety of factors they believed relevant and balanced a number of considerations. The Trustees did not identify any particular information or factor that was all-important or controlling. The primary factors considered and the conclusions reached are described below.

BOND FUND

Nature, Quality, And Extent Of Services Provided. The Trustees noted that pursuant to the management agreement for the Bond Fund, Domini,

subject to the direction of the Board, is responsible for providing advice and guidance and for managing the investment of the assets of the Bond Fund, which it does by engaging and overseeing the activities of Seix Advisors. They considered that under the management agreement, Domini is responsible for applying social and environmental standards to a universe of securities. The Trustees also considered the scope and quality of the services provided by Seix Advisors pursuant to the submanagement agreement, such as the provision of the day-to-day portfolio management of the Bond Fund, including making purchases and sales of socially screened portfolio securities consistent with the Bond Fund’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of each of the portfolio management teams and the other senior personnel at Domini and Seix Advisors. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation and leadership in the socially responsible investment community. The Trustees considered the information they had received from Domini concerning the growth of Domini’s social research team and the fact that Domini was responsible for the Bond Fund’s community development investments. They considered the quality of the administrative services Domini provided to the Bond Fund. In addition, they considered the compliance policies, procedures, and record of Domini and Seix Advisors. The Trustees concluded that they were satisfied with the nature, quality, and extent of services provided by Domini and Seix Advisors to the Bond Fund under the management and submanagement agreements.

Investment Results. The Trustees reviewed information provided to them by Domini regarding the investment returns of the Bond Fund since Seix Advisors became the submanager of the Fund (February 28, 2005) and for the 3-month, 1-year, and 2-year periods ended December 31, 2006, and February 28, 2007. They considered the performance of the Bond Fund’s benchmark, the Lehman Brothers Intermediate Aggregate Index, and other relevant benchmarks for the same period and the performance of the Bond Fund’s peer group. The Trustees noted that the Bond Fund had underperformed relative to the benchmark on a net basis but that the Fund had relatively good performance gross of fees compared to the benchmark and Seix Advisors’ intermediate fixed-income composite. The Trustees also considered Seix Advisors’ short tenure as submanager of the Bond Fund. In light of the foregoing, the Trustees concluded that the performance of the Bond Fund was sufficient to warrant continuance of the management and submanagement agreements.

Fees and Other Expenses. The Trustees considered the management and submanagement fees paid to Domini and Seix Advisors with respect to the Bond Fund. The Trustees also considered the administrative fees paid by the Bond Fund to Domini. The Trustees considered the fees that each of Domini and Seix Advisors charges its other clients with similar investment objectives. The Trustees considered that Domini (and not the Bond Fund)

pays Seix Advisors from its advisory fee. The Trustees considered the level of the Bond Fund’s advisory and administrative fees versus the average advisory and administrative fees for the relevant peer group and compared the Bond Fund’s total expense ratio to the median total expense ratios of those peers, taking into account the agreed-upon waiver of fees and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. Noting that the total expense ratio of the Bond Fund was about the same as the median total expense ratio of the relevant peer group and lower than the average total expense ratio of the socially responsible bond fund peer group and the relatively small size of the Bond Fund, the Trustees concluded that the management and submanagement fees payable with respect to the Bond Fund are reasonable and supported continuance of the management and submanagement agreements.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory and administrative services provided to the Bond Fund in 2006, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the Bond Fund was reasonable in view of the nature, quality, and extent of services provided.

The Trustees also reviewed the most recent annual report for Sun Trust Banks, Inc. (the parent company of Seix Advisors). The Trustees considered Seix Advisors’ profit margin with respect to the Bond Fund in comparison to the industry data provided by Domini. Based on the information provided, the Trustees concluded that they were satisfied that Seix Advisors’ level of profitability with respect to the Bond Fund was not excessive in view of the nature, quality, and extent of services provided.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini and Seix Advisors as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under each agreement, and also considered the fee waivers proposed by Domini. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits. The Trustees considered the other benefits that Domini, Seix Advisors, and their respective affiliates receive from their relationship with the Bond Fund, noting that Seix Advisors and its affiliates provide no other services to the Domini Funds. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the Bond Fund and the other Domini Funds. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees were not received. The Trustees considered the brokerage practices of Domini and Seix Advisors, and noted that neither Domini nor Seix Advisors received the benefit of “soft dollar” commissions in connection with the Bond Fund. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Seix Advisors, and each of their respective affiliates by virtue of their relationship with the Bond Fund and the other Domini Funds. The Trustees concluded that the benefits received by Domini, Seix Advisors, and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

EUROPEAN FUNDS

Nature, Quality, and Extent of Services Provided. The Trustees noted that pursuant to the European Funds’ management agreements, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to each European Fund and for managing the investment of the assets of the European Trust, which it does by engaging and overseeing the activities of Wellington Management. They considered that under the management agreements, Domini is responsible for applying social and environmental standards to a universe of securities. The Trustees considered the scope and quality of the services provided by Wellington Management, such as the provision of the day-to-day portfolio management of the European Trust, including making purchases and sales of socially screened portfolio securities consistent with the European Trust’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of each of the portfolio management teams and the other senior personnel at Domini and Wellington Management. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation and leadership in the socially responsible investment community. In addition, they considered the compliance policies, procedures, and record of Domini and Wellington Management. The Trustees concluded that Domini and Wellington Management had the necessary capabilities, resources, and personnel to continue providing services under the management and submanagement agreements.

Investment Results. The Trustees reviewed information provided to them by Domini regarding the investment returns of the European Funds for the 3-month, 6-month, and 1-year periods ended February 28, 2007, and December 31, 2007, as well as cumulative performance from inception (October 15, 2005) and through December 31, 2006, and February 28, 2007. They considered the performance of the MSCI Europe Index, the benchmark for the European Funds, and other relevant benchmarks for the same period, as well as the performance of the peer group. The Trustees noted that the European Funds had outperformed the MSCI Europe Index for the relevant periods and concluded that that such performance was sufficient to warrant continuance of the management and submanagement agreements.

Fees and Other Expenses. The Trustees considered the management and submanagement fees paid to Domini and Wellington Management with respect to the European Funds. The Trustees considered the fees that each of Domini and Wellington Management charges its other clients with similar investment objectives. The Trustees considered that Domini (and not the European Trust) pays Wellington Management from its advisory fee. The Trustees considered that the subadvisory fees Wellington Management receives with respect to the European Trust were within the general range of the fees it receives with respect to the management of the assets of its other clients. The Trustees reviewed the total expense ratios of each of the European Funds versus the advisory and administrative fees of similar funds, taking into account the agreed-upon waiver of advisory fees, and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, including the compensation to be paid. Noting that the total expense ratios of the European Funds were lower than the median total expense ratio of a relevant peer group and lower than the average total expense ratio of the socially responsible European Fund peer group, the Trustees concluded that the management and submanagement fees payable with respect to the European Funds were reasonable and supported continuance of the management and submanagement agreements.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory services provided, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the European Funds was reasonable in view of the nature, quality, and extent of services to be provided.

The Trustees also reviewed Wellington Management’s consolidated balance sheet at December 31, 2005, and its pro-forma income statement for the year ended December 31, 2005, which reflected partnership income as if the firm was in corporate form. The pro-forma statement identified the revenues generated by the European Trust as a separate item and reflected assumptions and estimates regarding operating expenses. Based on the information provided, the Trustees concluded that they were satisfied that Wellington Management’s level of profitability with respect to the European Trust was not excessive in view of the nature, quality, and extent of services provided to the European Trust.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini and Wellington Management as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under the management and submanagement agreements, and also considered the fee waivers proposed by Domini. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits. The Trustees considered the other benefits that Domini, Wellington Management, and their respective affiliates receive from their relationship with the European Funds. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the European Funds and the other Domini Funds. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees and sales charges were not received. The Trustees considered the brokerage practices of Domini and Wellington Management, including their use of soft dollar arrangements. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Wellington Management, and each of their respective affiliates by virtue of their relationship with European Funds and the other Domini Funds. The Trustees concluded that the benefits received by Domini, Wellington Management, and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Domini Social Investment Trust (the “Trust”) and Domini Social Trust (the “Master Trust”) as of July 31, 2007. Asterisks indicate that those Trustees and Officers are “interested persons” (as defined in the Investment Company Act of 1940) of the Trust and Master Trust. Each Trustee and each Officer of the Trust and the Master Trust noted as an interested person is interested by virtue of his or her position with Domini Social Investments LLC as described below. Unless otherwise indicated below, the address of each Trustee and each Officer is 536 Broadway, 7th Floor, New York, NY 10012. Neither the Funds nor the Trusts holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. No Trustee or Officer is a director of a public company or a registered investment company other than, with respect to the Trustees, the Domini Funds.

Interested Trustee and Officer

Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee

Amy L. Domini* (57) Chair, Trustee, and President of the Trust and the Master Trust since 1990

CEO (since 2002), President (2002-2005), and Manager (since 1997), Domini Social Investments LLC; Manager, DSIL Investment Services LLC (since 1998); Manager, Domini Holdings LLC (holding company) (since 2002); Director, Tom’s of Maine, Inc. (natural care products) (2004); Board Member, Progressive Government Institute (nonprofit education on executive branch of the federal government) (2003-2005); Board Member, Financial Markets Center (nonprofit financial markets research and education resources provider) (2002-2004); Trustee, New England Quarterly (periodical) (since 1998); Trustee, Episcopal Church Pension Fund (1994-2006); Private Trustee, Loring, Wolcott & Coolidge Office (fiduciary) (since 1987); Partners for the Common Good (community development nonprofit) (since 2005)

14

Disinterested Trustees

Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee

Julia Elizabeth Harris (59) Trustee of the Trust and the Master Trust since 1999	Director and President, Alpha Global Solutions, LLC (agribusiness) (since 2004); Trustee, Fiduciary Trust Company (financial institution) (2001-2005); Executive Vice President, UNC Partners, Inc. (financial management) (since 1990).	14

Kirsten S. Moy (60) Trustee of the Trust and the Master Trust since 1999	Board Member, Community Reinvestment Fund (since 2003); Director, Economic Opportunities Program, The Aspen Institute (research and education) (since 2001); Director, NCB Capital Impact (since 2006).	14

William C. Osborn (63) Trustee of the Trust since 1990 and the Master Trust since 1997	Manager, Massachusetts Green Energy Fund Management 1, LLC (venture capital) (since 2004); Manager, Commons Capital Management LLC (venture capital) (since 2000); Special Partner/Consultant, Arete Corporation (venture capital) (since 1999); Director, CTP Hydrogen, Inc. (hydrogen generation technology) (since 2005); Director, World Power Technologies, Inc. (power equipment production) (1999-2004); Director, Investors’ Circle (socially responsible investor network) (1999-2004).	14

Karen Paul (62) Trustee of the Trust since 1990 and the Master Trust since 1997	Visiting Professor, Escuela Graduado Administracion Direccion Empresas, Instituto Tecnologico y de Estudios Superiores de Monterrey (2004); Professor, Catholic University of Bolivia (2003); Fulbright Fellow, U.S. Department of State (2003); Partner, Trinity Industrial Technology (1997-2002); Executive Director, Center for Management in the Americas (1997-2002); Professor of Management and International Business, Florida International University (since 1990).	14

Gregory A. Ratliff (47) Trustee of the Trust and the Master Trust since 1999	Senior Program Officer, Bill and Melinda Gates Foundation (since 2007); Community Investment Consultant (self-employment) (since 2002); Senior Fellow, The Aspen Institute (research and education) (2002); Director, Economic Opportunity, John D. and Catherine T. MacArthur Foundation (private philanthropy) (1997-2002).	14

Disinterested Trustees (continued)

Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee

John L. Shields (54) Trustee of the Trust and the Master Trust since 2004

Principal, MainStay Consulting Group, LLC (management consulting firm) (since 2006); CEO, Open Investing, Inc. (investment advisor) (2006-2007); CEO, Harris Insight Funds Trust (mutual funds) (2005-2006); Managing Director, Navigant Consulting, Inc. (management consulting firm) (2004-2006); Advisory Board Member, Vestmark, Inc. (software company) (since 2003); Managing Principal, Shields Smith & Webber LLC (management consulting firm) (2002-2004); President and CEO, Citizens Advisers, Inc. (1998-2002); President and CEO, Citizens Securities, Inc. (1998-2002); President and Trustee, Citizens Funds (1998-2002).

14

Officers

Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee

Megan L. Dunphy* (37) Secretary of the Trust and the Master Trust since 2005	Mutual Fund Counsel, Domini Social Investments LLC (since 2005); Secretary, Domini Funds (since 2005); Counsel, ING (formerly Aetna Financial Services) (financial services) (1999-2004).	N/A

Adam M. Kanzer* (41) Chief Legal Officer of the Trust and the Master Trust since 2003 Vice President of the Trust and Master Trust since 2007

Managing Director (since January 2007), General Counsel and Director of Shareholder Advocacy (since 1998) and Chief Compliance Officer (April 2005-May 2005), Domini Social Investments LLC; Chief Legal Officer (since 2003), Chief Compliance Officer (April 2005-July 2005), Vice President (since April 2007), Domini Funds.

N/A

Officers (continued)

Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee

Carole M. Laible* (43) Treasurer of the Trust and the Master Trust since 1997 Vice President of the Trust and Master Trust since 2007

President (since 2005), Member (since 2006), Chief Operating Officer (since 2002), and Financial/Compliance Officer (1997-2003), Domini Social Investments LLC; President and CEO (since 2002), Chief Compliance Officer (since 2001), Chief Financial Officer, Secretary, and Treasurer (since 1998), DSIL Investment Services LLC; Treasurer (since 1997), Vice President (since April 2007), Domini Funds.

N/A

Douglas Lowe* (51) Assistant Secretary of the Trust and the Master Trust since 2007	Senior Compliance Manager and Counsel, Domini Social Investments LLC (since 2006); Assistant Secretary, Domini Funds (since April 2007); Executive Director, Morgan Stanley (2002-2005).	N/A

Steven D. Lydenberg* (61) Vice President of the Trust and the Master Trust since 1990

Chief Investment Officer (since 2003) and Member (since 1997), Domini Social Investments LLC; Vice President, Domini Funds (since 1990); Director (1990-2003) and Director of Research (1990-2001), KLD Research & Analytics, Inc. (social research provider).

N/A

Meaghan T. O’Rourke* (27) Assistant Secretary of the Trust and the Master Trust since 2007

Compliance Associate (since 2005), Institutional Client Relationships Associate (2004-2005), Administrative Assistant (2002-2004), Domini Social Investments LLC; Assistant Secretary, Domini Funds (since April 2007).

N/A

Christina Povall* (37) Assistant Treasurer of the Trust and the Master Trust since 2007

Director of Finance, Domini Social Investments LLC (since 2004); Assistant Treasurer, Domini Funds (since April 2007); Senior Manager, PricewaterhouseCoopers LLP (independent registered public accounting firm) (1999-2004).

N/A

Officers (continued)

Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee

Maurizio Tallini* (33) Chief Compliance Officer of the Trust and the Master Trust since 2005 Vice President of the Trust and Master Trust since 2007

Managing Director (since January 2007), Chief Compliance Officer (since 2005), Domini Social Investments LLC; Vice President (since April 2007), Chief Compliance Officer (since 2005), Domini Funds; Venture Capital Controller, Rho Capital Partners (venture capital) (2001-2005).

N/A

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the following toll-free number: 1-800-217-0017.

PROXY VOTING INFORMATION

The Domini Funds have established Proxy Voting Policies and Procedures that the Funds use to determine how to vote proxies relating to portfolio securities. The Domini Funds’ Proxy Voting Policies and Procedures are available, free of charge, by calling 1-800-762-6814, by visiting www.domini.com/shareholder-advocacy/Proxy-Voting/index.htm, or by visiting the EDGAR database on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. All proxy votes cast for the Domini Funds are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

The Domini Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Domini Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to be viewed at www.domini.com.

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DOMINI FUNDS

P.O. Box 9785

Providence, RI 02940-9785

1-800-582-6757

www.domini.com

Investment Manager or Sponsor:

Domini Social Investments LLC

536 Broadway, 7th Floor

New York, NY 10012

Investment Submanagers:

Domini Social Equity Trust

Domini European Social Equity Trust

Domini PacAsia Social Equity Trust

Domini EuroPacific Social Equity Trust

Wellington Management Company, LLP

75 State Street

Boston, MA 02109

Domini Social Bond Fund

Seix Advisors
10 Mountain View Road, Suite C-200

Upper Saddle River, NJ 07458

Distributor:

DSIL Investment Services LLC

536 Broadway, 7th Floor

New York, NY 10012

1-800-762-6814

Transfer Agent:

PFPC Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian:

State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Independent Registered Public Accounting Firm:

KPMG LLP

99 High Street

Boston, MA 02110

Legal Counsel:

Bingham McCutchen LLP

150 Federal Street

Boston, MA 02110

Item 2.	Code of Ethics.

(a) As of the end of the period covered by this report on Form N-CSR, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f) Registrant is filing its code of ethics with this report.

Item 3.	Audit Committee Financial Expert.

John L. Shields, a member of the Audit Committee, has been determined by the Board of Trustees of the registrant in its reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in the instructions to Form N-CSR. In addition, Mr. Shields is an “independent” member of the Audit Committee as defined in the instructions to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal years ended July 31, 2007, and July 31, 2006, the aggregate audit fees billed to the registrant by KPMG LLP (“KPMG”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, are shown in the table below:

Fund	2007	2006
Domini Social Equity Fund	$14,700	$14,000
Domini Social Bond Fund	$23,100	$22,000
Domini European Social Equity Fund	$14,700	$14,000
Domini EuroPacific Social Equity Fund	$14,700	—*
Domini PacAsia Social Equity Fund	$14,700	—*
______________

* The Domini EuroPacific Social Equity Fund and the Domini PacAsia Social Equity Fund commenced operations during December, 2006.

(b) Audit-Related Fees

There were no audit-related fees billed by KPMG for services rendered for assurance and related services to the registrant that were reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as audit fees, for the fiscal years ended July 31, 2007, and July 31, 2006.

There were no audit-related fees billed by KPMG for the fiscal years ended July 31, 2007, and July 31, 2006 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Domini Social Investments LLC and entities controlling, controlled by, or under common control with Domini Social Investments LLC (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the registrant (“Service Providers”).

(c) Tax Fees

In each of the fiscal years ended July 31, 2007, and July 31, 2006, the aggregate tax fees billed by KPMG for professional services rendered for tax compliance, tax advice, and tax planning for the registrant are shown in the table below:

Fund	2007	2006
Domini Social Equity Fund	$4,200	$5,500
Domini Social Bond Fund	$4,200	$5,500
Domini European Social Equity Fund	$4,200	$5,500
Domini EuroPacific Social Equity Fund	$4,200	—*
Domini PacAsia Social Equity Fund	$4,200	—*
______________
* The Domini EuroPacific Social Equity Fund and Domini PacAsia Social Equity Fund commenced operations during December, 2006.

There were no tax fees billed by KPMG for the fiscal years ended July 31, 2007, and July 31, 2006 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of the registrant’s Service Providers.

(d) All Other Fees

There were no other fees billed by KPMG for the fiscal years ended July 31, 2007, and July 31, 2006, for other non-audit services rendered to the registrant.

There were no other fees billed by KPMG for the fiscal years ended July 31, 2007, and July 31, 2006 that were required to be approved by the registrant’s Audit Committee for other non-audit services rendered on behalf of the registrant’s Service Providers.

(e)(1) Audit Committee Preapproval Policy: The Registrant’s Audit Committee Preapproval Policy is set forth below:

1. Statement of Principles

The Audit Committee is required to preapprove audit and non-audit services performed for each series of the Domini Social Trust, the Domini Social Investment Trust, the Domini Institutional Trust and the Domini Advisor Trust (each such series, a “Fund” and collectively, the “Funds”) by the independent registered public accountant in order to assure that the provision of such services does not impair the accountant’s independence. The Audit Committee also is required to preapprove non-audit services performed by the Funds’ independent registered public accountant for the Funds’ investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Funds, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Funds. The preapproval of these services also is intended to assure that the provision of the services does not impair the accountant’s independence.

Unless a type of service to be provided by the independent registered public accountant has received preapproval, it will require separate preapproval by the Audit Committee. Also, any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee. When considering services for preapproval the Audit Committee will take into account such matters as it deems appropriate or advisable, including applicable rules regarding auditor independence.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services for the Funds, that have the preapproval of the Audit Committee. The term of any preapproval is 12 months from the date of preapproval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of preapproved services based on subsequent determinations.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis and grandfathered services.

2. Delegation

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. By adopting this Policy the Audit Committee does not delegate to management the Audit Committee’s responsibilities to preapprove services performed by the independent auditor.

3. Audit Services

The annual Audit services engagement terms and fees for the Funds will be subject to the preapproval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other Audit services, which are those services that only the independent registered public accountant reasonably can provide. The Audit Committee has preapproved the Audit services listed in Appendix A. All Audit services not listed in Appendix A must be separately preapproved by the Audit Committee.

4. Audit-Related Services

Audit-related services are assurance and related services for the Funds that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent registered public accountant. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the accountant, and has preapproved the Audit-related services listed in Appendix B. All Audit-related services not listed in Appendix B must be separately preapproved by the Audit Committee.

5. Tax Services

The Audit Committee believes that the independent registered public accountant can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the accountant’s independence. However, the Audit Committee will not permit the retention of the independent registered public accountant in connection with a transaction initially recommended by the independent registered public accountant, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has preapproved the Tax services listed in Appendix C. All Tax services not listed in Appendix C must be separately preapproved by the Audit Committee.

6. All Other Services

The Audit Committee may grant preapproval to those permissible non-audit services for the Funds classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the accountant. The Audit Committee has preapproved the All Other services listed in Appendix D. Permissible All Other services not listed in Appendix D must be separately preapproved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7. Preapproval Fee Levels

Preapproval fee levels for all services to be provided by the independent registered public accountant to the Funds, and applicable non-audit services to be provided by the accountant to the Funds’ investment adviser and its affiliates, will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific preapproval by the Audit Committee.

8. Supporting Documentation

With respect to each service that is separately preapproved, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

9. Procedures

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent registered public accountant and the Funds’ treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Policy of which it becomes aware.

Appendix A – Audit Committee Preapproval Policy

Preapproved Audit Services

for

October 27, 2006 through October 31, 2007

Service	Fee Range
Statutory audits or financial audits (including tax services associated with non-audit services)	As presented to Audit Committee in a separate engagement letter[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters

Not to exceed $9,000 per filing

Appendix B – Audit Committee Preapproval Policy

Preapproved Audit-Related Services

for

October 27, 2006 through October 31, 2007

Service	Fee Range

Consultations by Fund management with respect to the accounting or disclosure treatment of securities, transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies

Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of Funds’ semi-annual financial statements	Not to exceed $2,000 per set of financial statements per fund
Regulatory compliance assistance	Not to exceed $5,000 per quarter
Training Courses	Not to exceed $5,000 per course

Appendix C – Audit Committee Preapproval Policy

Preapproved Tax Services

for

October 27, 2006 through October 31, 2007

Service	Fee Range
Review of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	As presented to Audit Committee in a separate engagement letter[1]
Tax assistance and advice regarding statutory, regulatory or administrative developments	Not to exceed $5,000 for the Funds’ or for the Funds’ investment adviser during the Pre-Approval period
Assistance with custom tax audits and related matters	Not to exceed $15,000 per Fund during the Pre-Approval Period
Tax Training Courses	Not to exceed $5,000 per course during the Pre-Approval Period

M & A tax due diligence services associated with Fund mergers including: review of the target fund’s historical tax filings, review of the target fund’s tax audit examination history, and hold discussions with target management and external tax advisors. Advice regarding the target fund’s overall tax posture and historical and future tax exposures.

Not to exceed $8,000 per merger during the Pre-Approval Period
Tax services related to the preparation of annual PFIC statements and annual Form 5471 (Controlled Foreign Corporation for structured finance vehicles)	Not to exceed $20,000 during the Pre-Approval Period

Appendix D – Audit Committee Preapproval Policy

Preapproved All Other Services

for

October 27, 2006 through October 31, 2007

Service	Fee Range
No other services for the Pre-Approval Period have been specifically preapproved by the Audit Committee.	N/A

Exhibit 1 – Audit Committee Preapproval Policy

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services
•	Management functions
•	Human resources
•	Broker-dealer, investment adviser or investment banking services
•	Legal services

•	Expert services unrelated to the audit
______________

1 For new funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing funds, pro-rated in accordance with inception dates as provided in the auditors’ proposal or any engagement letter covering the period at issue. Fees in the engagement letter will be controlling.

(e)(2)  None, or 0%, of the services relating to the audit-related fees, tax fees, and all other fees paid by the registrant disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) According to KPMG for the fiscal year ended July 31, 2007, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than KPMG’s full-time, permanent employees is as follows:

Fund	2007
Domini Social Equity Fund	0%
Domini Social Bond Fund	0%
Domini European Social Equity Fund	0%
Domini EuroPacific Social Equity Fund	0%
Domini PacAsia Social Equity Fund	0%

(g) There were no non-audit fees billed by KPMG, the registrant’s accountant, for services rendered to the registrant’s Service Providers for the last two fiscal years of the registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2007, were $21,000, and for the fiscal year ended July 31, 2006, were $16,500.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to stockholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may submit recommendations for nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Within 90 days prior to the filing of this report on Form N-CSR, Amy L. Thornton, the registrant’s President and Principal Executive Officer, and Carole M. Laible, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness. Based on their evaluation, Ms. Thornton and Ms. Laible determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in this report on Form N-CSR is accumulated and communicated to the registrant’s management, including the Ms. Thornton and Ms. Laible, as appropriate to allow timely decisions regarding required disclosures.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics referred to in Item 2 is filed herewith.

(a)(2)  Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.

(a)(3) Not applicable to the registrant.

(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14b or Rule 15d-14(b) under the Securities Exchange Act of 1934, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the chief executive officer and the chief financial officer of the registrant is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI SOCIAL INVESTMENT TRUST
By:	/s/ Amy L. Thornton
Amy L. Thornton
President

Date: October 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Amy L. Thornton
Amy L. Thornton
President (Principal Executive Officer)

Date: October 5, 2007

By:	/s/ Carole M. Laible
Carole M. Laible
Treasurer (Principal Financial Officer)

Date: October 5, 2007